                                                                  CONFORMED COPY
                                                                  --------------



================================================================================



                        PARTICIPATION AGREEMENT [N586ML]

                         Dated as of December 10, 1999

                                     among

                          MIDWAY AIRLINES CORPORATION,
                                   as Lessee


                                ICX CORPORATION,
                             as Owner Participant,


                                      and


                FIRST UNION TRUST COMPANY, NATIONAL ASSOCIATION,
              not in its individual capacity (except as otherwise
                     expressly set forth herein) but solely
                                as Owner Trustee


================================================================================


                COVERING ONE CANADAIR REGIONAL JET SERIES 200ER
                 AIRCRAFT BEARING U.S. REGISTRATION NO. N586ML
                     AND MANUFACTURER'S SERIAL NUMBER 7341

                               TABLE OF CONTENTS

                                                                                        PAGE
ARTICLE 1. INTERPRETATION..............................................................    2

           Section 1.01.     Definitions...............................................    2
           Section 1.02.     References................................................    2
           Section 1.03.     Headings..................................................    2
           Section 1.04.     Appendices Schedules and Exhibits.........................    2

ARTICLE 2. SALE AND LEASING TRANSACTIONS...............................................    2
           Section 2.01.     Participation.............................................    2
                  (a)        Sale and Purchase.........................................    2
                  (b)        Leasing...................................................    2
                  (c)        Owner Participant's Equity Investment.....................    3
                  (d)        Delivery Date.............................................    3
           Section 2.02.     Closing Procedure.........................................    3
                  (a)        Time and Place............................................    3
                  (b)        Actions of the Owner Trustee..............................    3
                  (c)        Actions of the Lessee.....................................    4

ARTICLE 3. CONDITIONS PRECEDENT........................................................    5
           Section 3.01.     Conditions Precedent to Obligations of Owner Participant..    5
                  (a)        Notice....................................................    5
                  (b)        Delivery of Documents.....................................    5
                  (c)        Airworthiness.............................................    7
                  (d)        Violation of Law..........................................    7
                  (e)        No Event of Default.......................................    8
                  (f)        No Event of Loss..........................................    8
                  (g)        Title.....................................................    8
                  (h)        Certification.............................................    8
                  (i)        Section 1110..............................................    8
                  (j)        Filings...................................................    8
                  (k)        Precautionary Financing Statements........................    8
                  (l)        No Proceedings............................................    8
                  (m)        Governmental Action.......................................    9
                  (n)        Representations and Warranties............................    9
                  (o)        Reserved..................................................    9
                  (p)        Lessee Advisor Letter.....................................    9
                  (q)        Other Documents...........................................    9
           Section 3.02.     Conditions Precedent to Obligations of Lessee.............    9
                  (a)        Documents.................................................    9
                  (b)        Corporate Documents.......................................    9

                  (c)        Officer's Certificate.....................................   10
                  (d)        Other Conditions Precedent................................   10
           Section 3.03.     Post-Registration Opinion.................................   10

ARTICLE 4. LESSEE'S REPRESENTATIONS, WARRANTIES AND COVENANTS..........................   10
           Section 4.01.     Lessee's Representations and Warranties...................   10
           Section 4.02.     Certain Covenants of Lessee...............................   13
                  (a)        Filings and Recordings....................................   13
                  (b)        Registration..............................................   14
                  (c)        Information...............................................   16
                  (d)        Privileges and Franchises.................................   17
                  (e)        Merger and Consolidation..................................   17
                  (f)        Change of Location........................................   18
                  (g)        Financial Statements......................................   18
                  (h)        Filing of Documents.......................................   18
           Section 4.03.     Survival of Representations and Warranties................   19

ARTICLE 5. OTHER PARTIES' REPRESENTATIONS, WARRANTIES AND
           COVENANTS...................................................................   19
           Section 5.01.     Representations, Warranties and Covenants of Owner
                             Participant...............................................   19
                  (a)        Representations and Warranties............................   19
                  (b)        Lessor's Liens............................................   21
                  (c)        Assignment of Interests of Owner Participant..............   21
                  (d)        Actions with Respect to Lessor's Estate, Etc..............   22
                  (e)        Citizenship...............................................   22
           Section 5.02.     Citizenship...............................................   23
                  (a)        Generally.................................................   23
                  (b)        Owner Trustee.............................................   23
           Section 5.03.     Representations, Warranties and Covenants of Trust
                             Company and the Owner Trustee.............................   24
                  (a)        Representations and Warranties............................   24
                  (b)        Lessor's Liens............................................   26
                  (c)        Indemnity for Lessor's Liens..............................   26
                  (d)        Securities Act............................................   26
                  (e)        Actions With Respect to Lessor's Estate, Etc..............   26
                  (f)        Other Business............................................   26
                  (g)        Performance of Agreements.................................   26
           Section 5.04.     The Lessee's Right of Quiet Enjoyment.....................   27
           Section 5.05.     Survival of Representations, Warranties and
                             Covenants.................................................   27
           Section 5.06.     Compliance with Trust Agreement, Etc......................   27

ARTICLE 6. TAXES.......................................................................   27
           Section 6.01.     Lessee's Obligation to Pay Taxes..........................   27

                   (a)        Generally................................................   27
                   (b)        Exceptions...............................................   28
            Section 6.02.     After Tax Basis..........................................   31
            Section 6.03.     Time of Payment..........................................   31
            Section 6.04.     Contests.................................................   32
                   (a)        Notice of Claim..........................................   32
                   (b)        Request for Contest......................................   32
                   (c)        Declining to Contest; Settlement.........................   33
                   (d)        Claims Barred............................................   34
            Section 6.05.     Refunds..................................................   34
            Section 6.06.     Reports..................................................   34
            Section 6.07.     Survival of Obligations..................................   35
            Section 6.08.     Payment of Taxes.........................................   35
            Section 6.09.     Reimbursements by Indemnitees Generally..................   35
            Section 6.10.     Forms....................................................   35
            Section 6.11.     Verification.............................................   35
            Section 6.12.     Non-Parties..............................................   36

ARTICLE 7.  GENERAL INDEMNITY..........................................................   36
            Section 7.01.     Generally................................................   36
                   (a)        Indemnity................................................   36
                   (b)        Exceptions...............................................   37
                   (c)        Non-Parties..............................................   39
            Section 7.02.     Notice and Payment.......................................   39
            Section 7.03.     Defense of Claims........................................   39
            Section 7.04.     Insured Claims...........................................   40
            Section 7.05.     Subrogation..............................................   40
            Section 7.06.     Information..............................................   40
            Section 7.07.     Survival of Obligations..................................   40
            Section 7.08.     Effect of Other Indemnities..............................   40
            Section 7.09.     Waiver of Certain Claims.................................   41
            Section 7.10.     Certain Limitations......................................   41

ARTICLE 8.  TRANSACTION COSTS..........................................................   41
            Section 8.01.     Transaction Costs and Other Costs........................   41
                   (a)        Transaction Costs........................................   41
                   (b)        Continuing Expenses......................................   41
                   (c)        Amendments and Supplements...............................   41

ARTICLE 9.  SUCCESSOR OWNER TRUSTEE....................................................   42
            Section 9.01.     Appointment of Successor Owner Trustee...................   42
                   (a)        Resignation and Removal..................................   42
                   (b)        Conditions to Appointment................................   42

ARTICLE 10. LIABILITIES OF THE OWNER PARTICIPANT.......................................   43

            Section 10.01.    Liabilities of the Owner Participant.....................   43

ARTICLE 11. OTHER DOCUMENTS............................................................   43
            Section 11.01.    Consent of Lessee to Other Documents.....................   43

ARTICLE 12. NOTICES....................................................................   43
            Section 12.01.    Notices..................................................   43

ARTICLE 13. FINANCING..................................................................   44
            Section 13.01.    Financing................................................   44

ARTICLE 14. MISCELLANEOUS..............................................................   45
            Section 14.01.    Counterparts.............................................   45
            Section 14.02.    No Oral Modifications....................................   45
            Section 14.03.    Captions.................................................   45
            Section 14.04.    Successors and Assigns...................................   45
            Section 14.05.    Concerning the Owner Trustee.............................   45
            Section 14.06.    Severability.............................................   46
            Section 14.07.    GOVERNING LAW............................................   46
            Section 14.08.    Section 1110 Compliance..................................   47

Exhibit A   Form of Owner Participant Guaranty

Exhibit B   Form of Opinion of Counsel to the Owner Participant
            in respect of the Assignment and Assumption Agreement

          PARTICIPATION AGREEMENT [N586ML] dated as of December 10, 1999 (this "Agreement") among MIDWAY AIRLINES CORPORATION, a Delaware corporation (herein, together with its successors and permitted assigns, the "Lessee"), FIRST UNION TRUST COMPANY, NATIONAL ASSOCIATION, a national banking association, not in its individual capacity, except as otherwise expressly stated herein, but solely as owner trustee under the Trust Agreement referred to below (in such capacity as trustee, together with its successors and permitted assigns, the "Owner Trustee"), and ICX CORPORATION, an Ohio corporation (together with its successors and permitted assigns, the "Owner Participant").

                              W I T N E S S E T H:
                              -------------------

          WHEREAS, capitalized terms used herein shall have the respective meanings set forth or referred to in Article 1 hereof.

          WHEREAS, pursuant to the Purchase Agreement the Manufacturer agreed to manufacture and sell to the Lessee and the Lessee agreed to purchase from the Manufacturer the Aircraft; and

          WHEREAS, concurrently with the execution and delivery of this Agreement, the Owner Participant and First Union Trust Company, National Association, are entering into the Trust Agreement whereby, among other things, First Union Trust Company, National Association, is appointed as Owner Trustee and has undertaken to acquire and hold the Trust Estate in trust for the benefit of the Owner Participant; and

          WHEREAS, subject to the terms and conditions of this Agreement, the Owner Trustee is willing to purchase the Aircraft from the Seller for immediate lease to the Lessee pursuant to the Lease; and

          WHEREAS, subject to the terms and conditions of this Agreement and the Trust Agreement, the Owner Participant is willing to make the equity investment provided for herein to fund such purchase by the Owner Trustee; and

          WHEREAS, subject to the terms and conditions of this Agreement, the Lessee has agreed to assign to the Owner Trustee, upon the terms and conditions contained in the Purchase Agreement Assignment and the Engine Warranty Assignment, respectively, certain of the Lessee's rights and interests in and to the Purchase Agreement and the Warranties (as defined in the Engine Warranty Assignment), respectively; and

          WHEREAS, to induce the Owner Participant to make the equity investment provided for herein to fund the purchase of the Aircraft by the Owner Trustee from the Seller, the Manufacturer has agreed to enter into the Residual Agreement [N586ML], dated as of December 10, 1999 (the "Residual Agreement") with the Owner Participant and to undertake the obligations provided therein; and

          WHEREAS, to induce the Owner Trustee to purchase the Aircraft and to enter into the Lease, Bombardier Inc. (the "Deficiency Obligor") has agreed to enter into the Deficiency Agreement [N586ML], dated December 10, 1999 (the "Deficiency Agreement") with the Owner Trustee and the Owner Participant and to undertake the obligations provided therein;

          NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration and receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties do hereby agree as follows:


                                   ARTICLE 1.
                                 INTERPRETATION

          Section 1.01.  Definitions.  Capitalized terms used herein and defined
                         -----------
in Appendix A shall, except as such definitions may be specifically modified in the body of this Agreement for the purposes of a particular section, paragraph or clause, have the meanings given such terms in Appendix A.

          Section 1.02.  References.  References in this Agreement to sections,
                         ----------
paragraphs, clauses, appendices, schedules and exhibits are to sections, paragraphs, clauses, appendices, schedules and exhibits in and to this Agreement unless otherwise specified.

          Section 1.03.  Headings.  The headings of the various sections,
                         --------
paragraphs and clauses of this Agreement and the table of contents are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions hereof.

          Section 1.04.  Appendices Schedules and Exhibits.  The appendices,
                         ---------------------------------
schedules and exhibits hereto are part of this Agreement.


                                  ARTICLE 2.
                         SALE AND LEASING TRANSACTIONS

          Section 2.01.  Participation.  Subject to all of the terms and
                         -------------
conditions of this Agreement, the parties agree to participate in the sale and leasing transactions with respect to the Aircraft provided for in this Article 2.

          (a)  Sale and Purchase.  The Owner Trustee agrees to purchase the
               -----------------
Aircraft from the Seller on the Delivery Date for a purchase price equal to Lessor's Cost.

          (b)  Leasing.  The Owner Trustee agrees to lease to the Lessee, and
               -------
the Lessee agrees to lease from the Owner Trustee, the Aircraft pursuant to the Lease, such leasing to take place concurrently with the purchase of the Aircraft by the Owner Trustee on the Delivery Date.

          (c)  Owner Participant's Equity Investment.  The Owner Participant
               -------------------------------------
agrees to provide immediately available funds in the amount equal to the Lessor's Cost (the "Commitment") (i) by paying such amount to the Owner Trustee prior to the time of closing on the Delivery Date at the account specified by the Owner Trustee on or prior to the Delivery Date, such amount to be held and applied toward the Owner Trustee's payment of Lessor's Cost for the Aircraft on the Delivery Date (and if not so applied, to be promptly returned to the Owner Participant) or (ii) by paying such amount at the time of the closing on the Delivery Date directly to the Seller's account specified by the Lessee prior to the closing to be applied toward the payment of Lessor's Cost. Such funds, once so applied, shall constitute an equity investment by the Owner Participant in the Trust Estate.

          (d)  Delivery Date.  The "Delivery Date" shall be the date fixed by
               -------------
the Lessee in accordance with this Section 2.01(d) for the closing of the sale and leasing transactions with respect to the Aircraft contemplated hereby, except that following such closing the "Delivery Date" shall mean the date on which such transactions actually closed. The Lessee shall give at least two Business Days' notice to each other party hereto of the Delivery Date, which notice shall also specify the amount of the Commitment. The Lessee may postpone a scheduled Delivery Date from time to time, for any reason by notice given to the other parties hereto not later than 2:00 p.m. on the date last scheduled as the Delivery Date, such notice to specify a new Delivery Date. In the event that the Owner Participant shall have provided the amount of the Commitment to the Owner Trustee prior to such a postponement, the Owner Trustee shall return such amount to the Owner Participant by 2:00 p.m. on the scheduled Delivery Date unless the Owner Participant shall have agreed otherwise in writing. Absent such an agreement, in the event that the Commitment is not returned to the Owner Participant by 2:00 p.m. on a scheduled Delivery Date on which the closing does not occur, the Lessee shall pay interest to the Owner Participant at a rate equal to the rate per annum announced from time to time by Citibank, N.A. as its prime rate for each day that such commitment is not returned to the Owner Participant by 2:00 p.m.. The making available by the Owner Participant of the Commitment at the closing shall be deemed a waiver of notice of the Delivery Date by the Owner Participant and the Owner Trustee.

          Section 2.02.  Closing Procedure.
                         -----------------

          (a)  Time and Place.  The closing shall take place at 11:00 a.m. New
               --------------
York City local time on the Delivery Date at the offices of Fulbright & Jaworski L.L.P., 666 Fifth Avenue, New York, New York or at such other time and place as the parties may agree. The closing shall be preceded by a pre-closing at the same place, the time for which shall be fixed by the Lessee, at which the forms of the Operative Agreements to be executed, the certificates and other documents to be delivered and the forms of the legal opinions to be delivered at the closing by each party or its counsel pursuant to this Agreement shall be available for inspection by the parties and their respective counsel.

          (b)  Actions of the Owner Trustee.  Upon receipt in full by the Owner
               ----------------------------
Trustee of the Commitment together with instructions (which may be oral) from the Owner Participant or its special counsel that the applicable conditions precedent set forth in Section
3.01 have been satisfied or waived by the Owner Participant, the Owner Trustee on the Delivery Date shall purchase the Aircraft from the Seller and lease the Aircraft to the Lessee. To accomplish such transactions, the Owner Trustee shall, concurrently with the actions of the Lessee pursuant to Section 2.02(c), take the following actions: (i) pay or cause to be paid an amount equal to Lessor's Cost to the Lessee (or directly to the Seller at Lessee's direction) for the purchase of the Aircraft by transferring such amount in immediately available funds to the account specified by the Lessee on or prior to the Delivery Date; (ii) authorize its representative or representatives, who shall be a person or persons designated by the Lessee and acceptable to the Owner Trustee, to accept delivery of the Aircraft pursuant to this Agreement; (iii) accept the Bills of Sale for the Aircraft; (iv) execute and deliver the Lease and the Lease Supplement No. 1; (v) deliver the Aircraft to the Lessee pursuant to the Lease; and (vi) execute and deliver all other documents or certificates and take such other actions as may be required of the Owner Trustee on or before the Delivery Date pursuant to any Operative Agreement. In addition, the Owner Trustee shall take such actions as may be requested by the Lessee to effect the due registration of the Aircraft with the FAA in the name of the Owner Trustee.

          (c)  Actions of the Lessee.  Upon satisfaction or waiver by the Lessee
               ---------------------
of the conditions precedent set forth in Section 3.02, the Lessee shall on the Delivery Date sell the Aircraft (or cause the Aircraft to be sold) to the Owner Trustee, lease the Aircraft from the Owner Trustee pursuant to the Lease, assign to the Owner Trustee pursuant to the Purchase Agreement Assignment certain of the Lessee's rights and interests in and to the Purchase Agreement and assign to the Owner Trustee pursuant to the Engine Warranty Assignment the Lessee's rights and interests in and to the Warranties (as defined in the Engine Warranty Assignment). To accomplish such transactions the Lessee shall, concurrently with the actions of the Owner Trustee pursuant to Section 2.02(b), take the following actions:

               (i)    cause the Seller to execute and deliver the Bills of Sale;

               (ii)   execute and deliver the Lease and the Lease Supplement No.
     1;

               (iii) execute and deliver the Purchase Agreement Assignment and the Engine Warranty Assignment;

               (iv) authorize its representative or representatives (who shall be the same person or persons designated by the Lessee for purposes of clause (ii) of Section 2.02(b)), to accept delivery of the Aircraft from the Owner Trustee pursuant to the Lease; and

               (v) execute and deliver all other documents or certificates and take such other actions as may be required of the Lessee on or before the Delivery Date pursuant to any Operative Agreement.

                                  ARTICLE 3.
                             CONDITIONS PRECEDENT

          Section 3.01.  Conditions Precedent to Obligations of Owner
                         --------------------------------------------
Participant.  The obligation of the Owner Participant to make the Commitment
-----------
available for payment as directed by the Owner Trustee on the Delivery Date is subject to satisfaction or waiver by the Owner Participant, on or prior to the Delivery Date, of the conditions precedent set forth below in this Section 3.01; provided, that it shall not be a condition precedent to the obligation of the
--------
Owner Participant that any document be produced or action taken that is to be produced or taken by the Owner Participant or by a Person within the Owner Participant's control:

          (a)  Notice.  The Owner Participant shall have received the notice of
               ------
the Delivery Date as provided in Section 2.01(d), or shall have waived such notice.

          (b)  Delivery of Documents.  The Owner Trustee and Owner Participant
               ---------------------
shall, except as noted below, have received executed original counterparts of the following agreements, instruments, certificates or documents, and such counterparts (a) shall have been duly authorized, executed and delivered by the respective party or parties thereto, (b) shall be reasonably satisfactory in form and substance to the Owner Participant and (c) shall be in full force and effect:

               (i)    this Agreement;

               (ii) the Lease and Lease Supplement No. 1, provided that, the chattel paper originals thereof shall be delivered to and maintained by the Owner Trustee;

               (iii)  the Tax Indemnity Agreement;

               (iv)   the Trust Agreement;

               (v)    the Deficiency Agreement;

               (vi)   the Residual Agreement;

               (vii)  the Return Condition Agreement;

               (viii) the Purchase Agreement, the Warranties (as defined in the Engine Warranty Assignment), the Purchase Agreement Assignment and the Engine Warranty Assignment;

               (ix)   the PAA Consent and the Engine Manufacturer's Consent;

               (x)    the Bills of Sale;

               (xi)   the broker's report and insurance certificates required by
     Section 9 of the Lease;

               (xii) an appraisal or appraisals from BK Associates, which appraisal or appraisals shall be satisfactory in form and substance to Owner Participant;

               (xiii) (A) a copy of the Certificate of Incorporation and By-Laws of Lessee and resolutions of the board of directors of Lessee, in each case certified as of the Delivery Date, by the Secretary or an Assistant Secretary of Lessee, duly authorizing the execution, delivery and performance by Lessee of the Operative Agreements required to be executed and delivered by Lessee on or prior to the Delivery Date in accordance with the provisions hereof and thereof; (B) an incumbency certificate of Lessee and Trust Company as to the person or persons authorized to execute and deliver the relevant Operative Agreements on behalf of such party; and (C) a copy of the Certificate of Incorporation or Articles of Incorporation or Articles of Association and By-Laws and general authorizing resolutions of the boards of directors (or executive committees) or other satisfactory evidence of authorization of Trust Company, certified as of the Delivery Date by the Secretary or an Assistant Secretary of Trust Company, which authorize the execution, delivery and performance by Trust Company of each of the Operative Agreements to which it is a party, together with such other documents and evidence with respect to it as Owner Participant may reasonably request in order to establish the consummation of the transactions contemplated by this Agreement and the taking of all corporate proceedings in connection therewith;

               (xiv) an Officer's Certificate of Lessee, dated as of the Delivery Date, stating that its representations and warranties set forth in this Agreement are true and correct as of the Delivery Date (or, to the extent that any such representation and warranty expressly relates to an earlier date, true and correct as of such earlier date);

               (xv) an Officer's Certificate of Trust Company, dated as of the Delivery Date, stating that its representations and warranties, in its individual capacity and as Owner Trustee, set forth in this Agreement are true and correct as of the Delivery Date (or, to the extent that any such representation and warranty expressly relates to an earlier date, true and correct as of such earlier date);

               (xvi) the following opinions of counsel, in each case dated the Delivery Date:

               (A) Jonathan Waller, Senior Vice President and General Counsel of the Lessee, in a form reasonably acceptable to the Owner Participant and addressed to the Owner Participant and the Owner Trustee.

               (B) Fulbright & Jaworski, L.L.P. special counsel for the Lessee, in a form reasonably acceptable to the Owner Participant and addressed to the Lessee, the Owner Participant and the Owner Trustee;

               (C) Morris, James, Hitchens & Williams LLP, special counsel for the Owner Trustee, in a form reasonably acceptable to the Owner Participant and the Lessee and addressed to the Lessee, the Owner Participant and the Owner Trustee;

               (D) Crowe & Dunlevy P.C., special aviation counsel, in a form reasonably acceptable to the Lessee, the Owner Participant and the Owner Trustee and addressed to the Lessee, the Owner Participant and the Owner Trustee;

               (E) Morgan, Lewis & Bockius LLP, special counsel for the Manufacturer, the Deficiency Obligor and the Seller, in a form reasonably acceptable to the Lessee, the Owner Participant and the Owner Trustee and addressed to the Lessee, the Owner Participant and the Owner Trustee;

               (F) counsel for the Engine Manufacturer, in a form reasonably acceptable to the Lessee, the Owner Participant and the Owner Trustee and addressed to the Lessee, the Owner Participant and the Owner Trustee;

               (G)    in the case of the Owner Participant only, Levett
     Rockwood P.C., tax counsel to the Owner Participant, addressed to the Owner Participant, with respect to tax matters;

               (H) Levett Rockwood P.C., special counsel for the Owner Participant, and the Counsel to the Owner Participant, in forms reasonably acceptable to the Lessee and the Owner Trustee and addressed to the Lessee, the Owner Participant and the Owner Trustee;

               (I) counsel for the Deficiency Obligor, in a form reasonably acceptable to the Lessee, the Owner Participant and the Owner Trustee and addressed to the Lessee, the Owner Participant and the Owner Trustee; and

               (J) counsel for the Seller, in a form reasonably acceptable to the Lessee, the Owner Participant and the Owner Trustee and addressed to the Lessee, the Owner Participant and the Owner Trustee.

          (c)  Airworthiness.  Owner Participant shall receive a copy of a
               -------------
current, valid Standard Certificate of Airworthiness for the Aircraft duly issued by the FAA.

          (d)  Violation of Law.  No change shall have occurred after the date
               ----------------
of this Agreement in any Applicable Law that makes it a violation of law for (a) Lessee, Owner Participant, or Owner Trustee to execute, deliver and perform the Operative Agreements to which any of them is a party or (b) Owner Participant to make the Commitment available.

          (e)  No Event of Default.  On the Delivery Date, no event shall have
               -------------------
occurred and be continuing, or would result from the sale, mortgage or lease of the Aircraft, which constitutes a Default or Event of Default.

          (f)  No Event of Loss.  No Event of Loss with respect to the Airframe
               ----------------
or any Engine shall have occurred and no circumstance, condition, act or event that, with the giving of notice or lapse of time or both, would give rise to or constitute an Event of Loss with respect to the Airframe or any Engine shall have occurred.

          (g)  Title.  Owner Trustee shall have good and marketable title
               -----
(subject to filing and recordation of the FAA Bill of Sale with the FAA) to the Aircraft, free and clear of Liens, except Permitted Liens.

          (h)  Certification.  The Aircraft shall have been duly certificated by
               -------------
the FAA as to type and airworthiness as required by the terms of the Lease.

          (i)  Section 1110.  Owner Trustee, as lessor under the Lease, shall be
               ------------
entitled to the benefits of Section 1110 (as currently in effect) with respect to the right to take possession of the Airframe and Engines as provided in the Lease in the event of a case under Chapter 11 of the Bankruptcy Code in which Lessee is a debtor.

          (j)  Filings.  On the Delivery Date (i) application for registration
               -------
of the Aircraft in the name of the Owner Trustee shall have been duly made with the FAA in compliance with the provisions of the Transportation Code; and (ii) the Trust Agreement, Lease, Lease Supplement No. 1 and the FAA Bill of Sale shall have been duly filed for recordation (or shall be in the process of being so duly filed for recordation) with the FAA in accordance with the Transportation Code.

          (k)  Precautionary Financing Statements.  A Uniform Commercial Code
               ----------------------------------
"precautionary" financing statement or statements describing the Lease as a lease but covering any security interest in favor of the Owner Trustee which may be created thereby, shall have been executed and delivered by the Lessee and the Owner Trustee (naming the Owner Trustee as Lessor and secured party), and shall have been duly filed in all places necessary or desirable within the State of North Carolina.

          (l)  No Proceedings.  No action or proceeding shall have been
               --------------
instituted, nor shall any action be threatened in writing, before any governmental authority, nor shall any order, judgment or decree have been issued or proposed to be issued by any governmental authority, to set aside, restrain, enjoin or prevent the completion and consummation of this Agreement or any other Operative Agreement or the transactions contemplated hereby or thereby.

          (m)  Governmental Action.  All appropriate action required to have
               -------------------
been taken prior to the Delivery Date by the FAA, or any governmental or political agency, subdivision or instrumentality of the United States, in connection with the transactions contemplated by this Agreement shall have been taken, and all orders, permits, waivers, authorizations, exemptions and approvals of such entities required to be in effect on the Delivery Date in connection with the transactions contemplated by this Agreement shall have been issued.

          (n)  Representations and Warranties.  The representations and
               ------------------------------
warranties of each other party to this Agreement made, in each case, in this Agreement and in any other Operative Agreement to which it is party, shall be true and accurate in all material respects as of the Delivery Date (unless any such representation and warranty shall have been made with reference to a specified date, in which case such representation and warranty shall be true and accurate as of such specified date) and each other party to this Agreement shall have performed and observed, in all material respects, all of its covenants, obligations and agreements in this Agreement and in any other Operative Agreement to which it is a party to be observed or performed by it as of the Delivery Date.

          (o)  Reserved.
               --------

          (p)  Lessee Advisor Letter.  Letter from the Lessee Advisor (as
               ---------------------
defined in Section 8.01(a)) confirming the truth and accuracy of the representations and warranties of the Lessee contained in Section 4.01(r).

          (q)  Other Documents.  The Owner Participant receives such other
               ---------------
document, certificates and opinions in connection with the transactions contemplated hereby as it shall reasonably request.

          Section 3.02.  Conditions Precedent to Obligations of Lessee.  The
                         ---------------------------------------------
obligation of Lessee to lease the Aircraft on the Delivery Date is subject to the satisfaction or waiver by Lessee, on or prior to the Delivery Date, of the conditions precedent set forth below in this Section 3.02.

          (a)  Documents.  Executed original counterparts of the agreements,
               ---------
instruments, certificates, documents and opinions described in Section 3.01(b)(i)-(xi), (xiii) (with respect to the Trust Company), (xv) and (xvi) shall have been received by Lessee, except as specifically provided therein, and shall be satisfactory to Lessee, unless the failure to receive any such agreement, instrument, certificate or document is the result of any action or inaction by Lessee.

          (b)  Corporate Documents.  (A) An incumbency certificate of Owner
               -------------------
Participant as to the person or persons authorized to execute and deliver the relevant Operative Agreements on behalf of Owner Participant; and (B) a copy of the Certificate of Incorporation or Articles of Incorporation or Articles of Association and By-Laws and general authorizing resolutions of the boards of directors (or executive committees) or other satisfactory evidence of authorization of Owner Participant, certified as of the Delivery Date by the Secretary or an Assistant Secretary of Owner Participant which authorize the execution, delivery and performance by Owner Participant of each of the Operative Agreements to which it is a party, together with such other documents and evidence with respect to it as Lessee may reasonably request in order to establish the consummation of the transactions contemplated by this Agreement and the taking of all corporate proceedings in connection therewith;

          (c)  Officer's Certificate.  An Officer's Certificate of Owner
               ---------------------
Participant, dated as of the Delivery Date, stating that its representations and warranties set forth in this Agreement are true and correct as of the Delivery Date (or, to the extent that any such representation and warranty expressly relates to an earlier date, true and correct as of such earlier date);

          (d)  Other Conditions Precedent.  Each of the conditions set forth in
               --------------------------
Sections 3.01(c) (as to the Owner Participant), (f), (g), (h), (i), (j), (k) and
(l) shall have been satisfied or waived by Lessee, unless the failure of any such condition to be satisfied is the result of any action or inaction by Lessee.

          Section 3.03.  Post-Registration Opinion.  Promptly upon the
                         -------------------------
registration of the Aircraft and the recordation of the documents referenced in
Section 3.01(j)(ii), Lessee will direct Crowe & Dunlevy P.C., special counsel in Oklahoma City, Oklahoma, to deliver to Lessee, Owner Participant and Owner Trustee a favorable opinion or opinions addressed to each of them with respect to such registration and recordation.


                                  ARTICLE 4.
               LESSEE'S REPRESENTATIONS, WARRANTIES AND COVENANTS

          Section 4.01.  Lessee's Representations and Warranties.  The Lessee
                         ---------------------------------------
represents and warrants that, as of the Delivery Date (unless any such representation and warranty is specifically made as of an earlier date, in which case the Lessee represents and warrants as of such earlier date):

          (a) the Lessee is a corporation duly organized and validly existing and is in good standing under the laws of the State of Delaware, has its principal place of business and chief executive office (as such terms are used in Article 9 of the Uniform Commercial Code) in Morrisville, North Carolina at the address set forth in Section 12.01(a), and is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the failure to be so qualified or in good standing would have a material adverse effect on its business or would impair its ability to perform its obligations under the Lessee Documents;

          (b) the Lessee has full power, authority and legal right to conduct its business and operations as currently conducted and to own or hold under lease its properties and to enter into and perform its obligations under the Lessee Documents;

          (c) the Lessee is an "air carrier" within the meaning of the Transportation Code and a holder of a certificate under Section 41102(a) of the Transportation Code and a "citizen of the

United States" within the meaning of Section 40102(a)(15) of the Transportation Code holding an "air carrier operating certificate" issued under Chapter 447 of the Transportation Code for aircraft capable of carrying ten or more individuals or 6,000 pounds or more of cargo, and each such certificate is in full force and effect;

          (d) the Lessee possesses all necessary certificates, franchises, licenses, permits, rights and concessions and consents (collectively "permits") which are necessary to the operation of the routes flown by it and the conduct of its business and operations as currently conducted and each such permit is in full force and effect, except for any such permits the failure to have or maintain which would not have a material adverse effect on the Lessee or its ability to perform its obligations under the Lessee Documents;

          (e) the execution, delivery and performance of the Lessee Documents by the Lessee have been duly authorized by all necessary corporate action on the part of the Lessee and do not require any stockholder approval, or approval or consent of any trustee or holder of any indebtedness or obligations of the Lessee, and each such Lessee Documents has been duly executed and delivered and constitutes the legal, valid and binding obligations of the Lessee enforceable against it in accordance with the terms thereof except as such enforceability may be limited by bankruptcy, insolvency, or other similar laws or by general equitable principles;

          (f) no authorization, consent or approval of or other action by, and no notice to or filing with, any United States federal or state governmental authority or regulatory body is required for the execution, delivery or performance by the Lessee of the Lessee Documents except for such registrations, applications and recordings referred to in the opinion of Crowe and Dunlevy P.C. delivered pursuant to Section 3.01(b)(xvi)(D) and the filings referred to in
Section 3.01(j)(ii);

          (g) neither the execution, delivery or performance by the Lessee of the Lessee Documents nor compliance with the terms and provisions hereof or thereof, conflicts or will conflict with or results or will result in a breach or violation of any of the terms, conditions or provisions of, or will require any consent (other than the PAA Consent and the Engine Manufacturer's Consent) or approval under, any Applicable Law or the charter documents, as amended, or bylaws, as amended, of the Lessee or any order, writ, injunction or decree of any court or governmental authority against the Lessee or by which it or any of its properties is bound or any indenture, mortgage or contract or other agreement or instrument to which the Lessee is a party or by which it or any of its properties is bound, or constitutes or will constitute a default thereunder or results or will result in the imposition of any Lien upon the Aircraft or any of its properties (other than Permitted Liens), except for any such conflict, breach or default which would not have a material adverse effect on the Lessee or its ability to perform its obligations under the Lessee Documents;

          (h) except as disclosed in any of the filings of the Lessee referred to in Section 4.01(o) or as otherwise disclosed in writing to the Owner Participant, there are no pending or, to the knowledge of the Lessee, threatened actions, suits, investigations or proceedings against or affecting the Lessee or any of its properties before or by any court, governmental agency, arbitration board, tribunal or other administrative agency which, (A) may reasonably be expected to have a material adverse effect on the Lessee's consolidated financial condition, business, or operations, or (B) would materially adversely affect the ability of the Lessee to consummate the transactions contemplated by the Operative Agreements or perform its obligations under the Lessee Documents;

          (i) except for (A) the registration in the Owner Trustee's name of the Aircraft pursuant to the Transportation Code, (B) the filing with and, where appropriate, recordation by the FAA pursuant to the Transportation Code of the Trust Agreement and the Lease (including Lease Supplement No. 1) and (C) the filing of the financing statement or statements referred to in Section 3.01(k), no further action, including any filing or recording of any document, is necessary or advisable in order to establish the Owner Trustee's title to and interest in the Aircraft and the Lessor's Estate as against the Lessee and any third parties;

          (j) the Owner Trustee has received good and marketable title to the Aircraft, free and clear of all Liens, except Permitted Liens;

          (k) no Default or Event of Default exists and no Event of Loss, or event which with the passage of time would constitute an Event of Loss, exists;

          (l) the Aircraft is in such condition so as to enable the airworthiness certificate of such Aircraft to be in good standing under the Transportation Code; the Aircraft has been duly certificated by the FAA as to type and airworthiness; there is in effect with respect to the Aircraft a current and valid airworthiness certificate issued by the FAA pursuant to the Transportation Code;

          (m) neither the Lessee nor any subsidiary of the Lessee is an "investment company" or a company "controlled by an investment company" within the meaning of the Investment Company Act of 1940, as amended;

          (n) there are no broker's or underwriter's fees payable on behalf of the Lessee in connection with the transactions contemplated in the Operative Agreements, other than those of the Lessee Advisor (as defined in Section 8.01(a)) referred to in Article 8 hereof;

          (o) the unaudited consolidated balance sheet of Lessee as of June 30, 1999 and the related consolidated statements of operations and cash flows for the six-month period then ended have been prepared in accordance with generally accepted accounting principles in the United States and fairly present in all material respects the financial condition of Lessee as of such date and the results of its operations and cash flows for such period, and since June 30, 1999, there has been no material adverse change in such financial condition or operations of Lessee, except for matters disclosed in (a) any subsequent Quarterly Report on Form 10-Q or Current Report on Form 8-K filed by Lessee with the SEC on or prior to the date hereof, or (b) otherwise disclosed by Lessee to the Owner Participant;

          (p) assuming the truth and accuracy of the representations and warranties contained in Section 5.01(a)(vii) made by the Owner Participant and in reliance upon such representations and warranties, the execution and delivery of this Agreement and the other Operative Agreements and the consummation of the transactions contemplated hereby and thereby will not involve any prohibited transaction within the meaning of Section 406(a) of ERISA or Section 4975(c)(1)(A) through (D) of the Code;

          (q) no part of the funds used or to be used by the Lessee to satisfy its obligations under the Operative Agreements constitute or will constitute assets (within the meaning of ERISA and any applicable rules and regulations) of an ERISA Plan;

          (r) neither Lessee nor anyone acting on its behalf has directly or indirectly offered any beneficial interest or security relating to the ownership of the Aircraft or the Lease or any interest in the Trust Estate and Trust Agreement, for sale to, or solicited any offer to acquire any of the same from, anyone other than the Owner Participant; and not more than 50 institutions believed capable of evaluating and bearing the risks of investment in the transactions contemplated hereby;

          (s) none of the proceeds from the acquisition by the Owner Participant of its beneficial interest in the Trust Estate will be used directly or indirectly by the Lessee to purchase or carry any "margin security" as such term is defined in Regulation G or U of the Board of Governors of the Federal Reserve System;

          (t) the Aircraft is fully equipped to operate in commercial service, does not require any modifications, additions, or improvements for its intended use by the Lessee, and complies with all governmental requirements governing the service in which the Aircraft is being used and is anticipated to be used by the Lessee. The Aircraft is in the same condition as when delivered to the Lessee by the Seller, ordinary wear and tear excepted, and is in the condition required by the Lease, and the Lessee is unaware of any material mechanical or structural defects or material damage to the Aircraft;

          (u) the conveyance of the Aircraft to the Owner Trustee is not void or voidable under any applicable state or federal law;

          (v) Owner Trustee, as lessor under the Lease, is entitled to the benefits of Section 1110 of the Bankruptcy Code (as currently in effect) with respect to the Aircraft;

          (w) the Lessee is not in default (after any applicable grace periods) in the performance of any material term or condition of the Purchase Agreement;

          (x) to the best of Lessee's knowledge, Lessee is not in default under, or in violation of, any Applicable Law, the violation of which would give rise to a Material Adverse Change to Lessee.

          Section 4.02.  Certain Covenants of Lessee.  The Lessee covenants and
                         ---------------------------
agrees as follows:

          (a)  Filings and Recordings. The Lessee will cause to be done,
               ----------------------
executed, acknowledged and delivered at the Lessee's cost and expense all such further acts, conveyances and assurances as the Owner Trustee or the Owner Participant shall reasonably require for accomplishing the purposes of the Operative Agreements. Without limiting the generality of this Section 4.02(a), the Lessee will promptly take, or cause to be taken, at the Lessee's cost and expense, such action with respect to the recording, filing, re-recording and re-filing of the Lease (including each supplement thereto), and any financing statements or other instruments as may be reasonably requested by the Owner Trustee and appropriate, to maintain the Owner Trustee's title to and interest in the Aircraft and the Lessor's Estate, as against the Lessee and any third parties, or if the Lessee cannot itself take, or cause to be taken, such action, will furnish to the Owner Trustee timely notice of the necessity of such action, together with such instruments, in execution form, and such other information as may be required to enable either of them to take such action at the Lessee's cost and expense in a timely manner.

          (b)  Registration.  From and after the Delivery Date, the Lessee shall
               ------------
cause the Aircraft to be duly registered, and at all times to remain duly registered, in the name of the Owner Trustee (provided, that the Owner Trustee
                                              --------
and the Owner Participant shall be and remain Citizens of the United States), under the Transportation Code, and shall furnish to the Owner Trustee such information as may be required to enable the Owner Trustee to make application for such registration; provided, however, that the Lessee may, at any time cause
                       --------  -------
the Aircraft to be appropriately re-registered under the laws of a country with which at the time of such registration the United States maintains normal diplomatic relations and is listed on Exhibit E to the Lease; provided that:
                                                              --------

               (i) at the time of re-registration, no Specified Default exists or would occur as a result of such re-registration;

               (ii) the Lessee shall pay all fees and expenses (including the reasonable fees and expenses of local counsel in such country) relating to such re-registration;

               (iii) the Lessee shall, at its cost, cause the interest of the Owner Trustee as owner of the Aircraft to be duly registered or recorded under the laws of such country and at all times thereafter to remain so duly registered or recorded unless and until the registration of the Aircraft is changed as provided herein, and shall, at its cost, cause to be done at all times all other acts including the filing, recording and delivery of any document or instrument and the payment of any sum necessary or, by reference to prudent industry practice in such country, advisable in order to create, preserve and protect such interest in the Aircraft as against the Lessee or any third parties in such jurisdiction, and the laws of such country would give effect to the Owner Trustee's title to and ownership interest in the Aircraft;

               (iv) the obligations of the Lessee (and of the Permitted Sublessee under a Sublease) and the rights and remedies of the Lessor and the Owner Participant under the Operative Agreements shall remain or be, as the case may be, legal, valid, binding and enforceable in such country;

               (v)    the Lessee shall ensure that all insurance required by
     Section 9 of the Lease shall be in full force and effect prior to, at the time of, and after such change in registration and the Owner Participant and the Owner Trustee shall receive a certificate of Lessee's insurance broker to such effect;

               (vi) the country of such re-registration imposes aircraft maintenance standards approved by, or at least as stringent as those approved by, the FAA or the central civil aviation authority of the United Kingdom, France, Germany, Japan, the Netherlands or Canada and the Owner Trustee and Owner Participant shall receive evidence reasonably satisfactory to them of the same;

               (vii) it shall not be necessary by reason of such re-registration or for purposes of enforcing remedies contained in the Lease or Sublease for the Owner Participant or Owner Trustee to register or qualify to do business in such country (other than in respect of administrative matters to be performed in the ordinary course of business which shall not unduly delay or frustrate Owner Trustee's or Owner Participant's right to exercise its remedies under any of the Operative Agreements);

               (viii) no Liens (except Permitted Liens) shall arise by reason of such re-registration;

               (ix) none of the Owner Trustee and the Owner Participant shall be subjected to any risk of adverse tax consequences as a result of such re-registration for which the Lessee does not then indemnify or cause to be indemnified such Person in a manner satisfactory in form and substance to such Person;

               (x) any export licenses and certificate of deregistration required in connection with any repossession or return of the Aircraft will be readily obtainable in the normal course without material delay, it being agreed that the Lessee shall be responsible for the cost thereof;

               (xi) there is no tort liability of the owner or lessor of an aircraft not in possession thereof under the laws of such jurisdiction more onerous than under the laws of the United States or any state thereof (it being agreed that, in the event such opinion cannot be given in a form satisfactory to the Owner Participant, such opinion shall be waived if insurance reasonably satisfactory to the Owner Participant is provided to cover such risk);

               (xii) unless Lessee shall have agreed to provide insurance reasonably satisfactory to the Owner Participant covering the risk of requisition of use of or title to the Aircraft by the government of such country (so long as the Aircraft is registered under the laws of such country), the laws of such country require fair compensation by the government of such country payable in currency freely convertible into Dollars and freely removable from such country (without license or permit, unless Lessee prior to such proposed reregistration has obtained such license or permit or such license or permit will be readily obtainable in the normal course without material delay or material burden on the Owner Participant) for the taking or requisition by such government of such use or title;

               (xiii) the courts of such proposed country of registry will respect the choice of New York law to govern the Lease;

               (xiv) such re-registration may not be affected until after the Recovery Period unless the Lessee prepays on a lump sum basis any liability due under the Tax Indemnity Agreement as a result of such re-registration;

               (xv) if necessary, the Aircraft has been duly certified as to type and airworthiness by the Aeronautical Authority of such country;

               (xvi) there exist no possessory rights in favor of the Lessee (or any Permitted Sublessee) which would, upon bankruptcy or insolvency of or other default by the Lessee, prevent the return or repossession of the Aircraft in accordance with and when permitted by the terms of Section 17(a) of the Lease upon the exercise by Owner Trustee of its remedies under
     Section 17(a) of the Lease and there is no adverse effect under the laws of such country of re-registration to the enforceability (other than immaterial differences in procedures of enforcement) of the material rights and remedies of the Owner Trustee provided for in the Lease;

               (xvii) the Owner Participant and the Owner Trustee shall have received opinions in scope, form and substance reasonably satisfactory to them, of counsel, expert in the laws of such country, to the effect set forth in clauses (iii), (iv) (with respect to the obligations of the Lessee under the Lease), (vii), (ix), (x), (xi), (xii), (xiii), (xv), and (xvi) of this Section 4.02(b);

               (xviii) such proposed change in registration is made in connection with a Sublease to a Permitted Air Carrier and such Permitted Sublessee is domiciled in such country;

               (xix) Lessee shall deliver such request to Lessor and Owner Participant in writing at least 10 days in advance of the date of any such proposed change in registration; and

               (xx) the Deficiency Agreement and the Residual Agreement shall remain in full force and effect.

Lessee agrees to pay on an After Tax Basis all reasonable out-of-pocket costs and expenses (including, without limitation, reasonable counsel fees and disbursements) of the Owner Participant and the Owner Trustee in connection with any re-registration pursuant to this Section.

        (c)  Information. The Lessee shall promptly furnish to the Owner Trustee
             -----------
and the Owner Participant such information as may be required to enable the Owner Trustee and the Owner Participant timely to file any reports required to be filed by the Owner Trustee as the Lessor and the Owner Participant under the Lease with any governmental authority as a result of the Owner Trustee's ownership interest in the Aircraft.

        (d)  Privileges and Franchises. The Lessee shall at all times maintain
             -------------------------
its corporate existence, except as permitted by Section 4.02(e) hereof and all of its rights, privileges and franchises necessary in the normal conduct of its business, except for any right, privilege or franchise that it determines is no longer necessary or desirable in the conduct of its business.

        (e)  Merger and Consolidation.  The Lessee shall not, during the Term,
             ------------------------
enter into any merger with or into or consolidation with, or sell, convey, transfer, lease or otherwise dispose of in one or a series of transactions all or substantially all of its assets as an entirety to any Person, unless the surviving Person which acquires by purchase, conveyance, transfer or lease all or substantially all of the assets of the Lessee as an entirety (i) is a domestic Person organized and existing under the laws of the United States or any State of the United States, (ii) is a Citizen of the United States, (iii) is a Section 1110 Person, so long as such status is a condition to the availability of Section 1110, (iv) immediately after giving effect to such transaction, unless otherwise consented to by Owner Participant which consent shall not be unreasonably withheld, shall have a tangible net worth (determined in accordance with generally accepted accounting principles) at least equal to the lesser of
(1) Sixty Five Million Dollars ($65,000,000) and (2) 75% of Lessee's tangible net worth (determined in accordance with generally accepted accounting principles) immediately prior to such transaction; (v) if not the Lessee, executes a duly authorized, legal, valid, binding, and enforceable agreement, reasonably satisfactory in form and substance to Owner Trustee and Owner Participant, containing an effective assumption of all of the Lessee's, as applicable, obligations hereunder and under the other Operative Agreements, and each other document contemplated hereby or thereby and delivers such instrument to the Owner Participant and the Owner Trustee, (vi) provides an opinion from counsel (which counsel may be the Lessee's General Counsel) delivered to the Owner Trustee and the Owner Participant, which opinion shall be reasonably satisfactory to the Owner Participant, and an Officer's Certificate (which may rely, as to legal matters, on such legal opinion), each stating that such merger, consolidation, conveyance, transfer, lease or other disposition and the instrument noted in clause (v) above comply with this Section 4.02(e), that such instrument is a legal, valid and binding obligation of, and is enforceable against, such survivor or Person, and that all conditions precedent herein provided for relating to such transaction have been complied with, and (vii) such survivor or Person makes such filings and recordings with the FAA as may be required pursuant to part A of subtitle VII or Title 49, United States Code to evidence such merger or consolidation; provided that, (x) the Deficiency Agreement and the Residual
                  -------- ----
Agreement shall remain in full force and effect and (y) no such merger, consolidation or conveyance, transfer or lease shall be permitted if, immediately after giving effect to such consolidation, merger, purchase, conveyance, transfer, lease or other disposition, a Specified Default shall have occurred and be continuing.

          Upon any consolidation or merger, or any conveyance, transfer or lease of all or substantially all of the assets of the Lessee and the satisfaction of the conditions specified in this Section 4.02(e), the successor corporation formed by such consolidation or into which the Lessee is merged or the Person to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and must perform every obligation and may exercise every right and power of, the Lessee under this Agreement and the Lease and each other Operative Agreement and any other document contemplated hereby and thereby to which the Lessee is a party with the same effect as if such successor corporation had been named as the Lessee herein and therein. No such consolidation or merger, or sale, conveyance, transfer or lease of all or substantially all of the assets of the Lessee as an entirety shall have the effect of releasing the Lessee or any successor corporation which shall theretofore have become the Lessee hereunder in the manner prescribed in this
Section 4.02(e) from its liability hereunder or under the other Operative Agreements. Nothing contained herein shall permit any lease, sublease, or other arrangement for the use, operation or possession of the Aircraft except in compliance with the applicable provisions of the Lease.

          (f)  Change of Location. The Lessee agrees to give prompt written
               ------------------
notice (but in any event within 30 days prior to the expiration of the period of time specified under Applicable Law to prevent lapse of perfection) to the Owner Participant and the Owner Trustee of any change in the address of its chief executive office (as such term is used in Section 9-103(3) of the North Carolina Uniform Commercial Code) or of any change in its corporate name.

          (g)  Financial Statements.  The Lessee agrees to furnish to the Owner
               --------------------
Participant during the Term:

               (i) within 60 days after the end of each of the first three fiscal quarters in each fiscal year of the Lessee, unaudited consolidated balance sheets of the Lessee and its subsidiaries (if any) as of the end of such quarter and related consolidated statements of income, shareholder's equity and cash flows of the Lessee and its subsidiaries (if any) for the period commencing at the end of the previous fiscal year and ending with the end of such quarter, provided that so long as the Lessee is subject to
                              --------
     the reporting provisions of the Securities Exchange Act of 1934, a copy of the Lessee's quarterly report on Form 10-Q will satisfy this requirement;

               (ii) within 120 days after the end of each fiscal year of the Lessee, a copy of the annual report for such year for the Lessee or the affiliated group of which the Lessee is a member (on a consolidated basis, if applicable) and a balance sheet of the Lessee and its subsidiaries (if any) as of the end of such fiscal year and related statements of income, shareholder's equity and cash flows of the Lessee for such fiscal year, in comparative form with the preceding fiscal year, in each case certified by independent certified public accountants of national standing as having been prepared in accordance with generally accepted accounting principles in the United States, provided that so long as the Lessee is subject to the
                           --------
     reporting provisions of the Securities Exchange Act of 1934, a copy of the Lessee's annual report on Form 10-K will satisfy this requirement; and

               (iii) from time to time, such other non-confidential financial information as the Lessor or the Owner Participant may reasonably request.

        (h)  Filing of Documents. Lessee, at its sole cost and expense, will
             -------------------
cause the documents filed with the FAA pursuant to Section 3.01(j), the financing statements required pursuant to Section 3.01(k) and all continuation statements (and any amendments necessitated by any combination, consolidation or merger pursuant to Section 4.02(e), or any relocation of its chief executive office) in respect of such financing statements to be prepared and, subject only to the execution and delivery thereof by Owner Trustee, duly and timely filed and recorded, or filed for recordation, to the extent permitted under the Transportation Code (with respect to such documents filed with the FAA) or the Uniform Commercial Code or similar law of any other applicable jurisdiction (with respect to such other documents).

        Section 4.03. Survival of Representations and Warranties.  The
                      ------------------------------------------
representations and warranties of the Lessee provided in Section 4.01 and in any other Operative Agreement shall survive the delivery of the Aircraft and the expiration or other termination of this Agreement and the other Operative Agreements.


                                  ARTICLE 5.
           OTHER PARTIES' REPRESENTATIONS, WARRANTIES AND COVENANTS

                 Section 5.01. Representations, Warranties and Covenants of
                               --------------------------------------------
Owner Participant.
-----------------

                 (a) Representations and Warranties. The Owner Participant
                     ------------------------------
represents and warrants that, as of the Delivery Date (unless any such representation and warranty is specifically made as of an earlier date, in which case the Owner Participant represents and warrants as of such earlier date):

                     (i) it is a corporation duly incorporated and validly existing in good standing under the laws of the State of Ohio and it has full corporate power, authority and legal right to carry on its present business and operations, to own or lease its properties and to enter into and to carry out the transactions contemplated by this Agreement and the other Operative Agreements to which it is party;

                     (ii) the execution, delivery and performance by it of this Agreement and the other Operative Agreements to which it is party have been duly authorized by all necessary corporate action on its part;

                     (iii) neither the execution, delivery or performance by the Owner Participant of the Operative Agreements to which it is party, nor compliance with the terms and provisions hereof or thereof, conflicts or will conflict with or results or will result in a breach or violation of any of the terms, conditions or provisions of, under any law, governmental rule or regulation applicable to the Owner Participant or the charter documents, as amended, or bylaws, as amended, of the Owner Participant or any order, writ, injunction or decree of any court or governmental authority against the Owner Participant or by which it or any of its properties is bound or any indenture, mortgage or contract or other agreement or instrument to which the Owner Participant is a party or by which it or any of its properties is bound, or constitutes or will constitute a default thereunder or results or will result in the imposition of any Lien upon any of its properties, except for any such conflict, breach or default which would not have a material adverse effect on the Owner Participant or its ability to perform its obligations under the Operative Agreements;

                     (iv) the Operative Agreements to which it is party have been duly executed and delivered by the Owner Participant and constitute the legal, valid and binding obligations of the Owner Participant enforceable against it in accordance with their terms except as such enforceability may be limited by bankruptcy, insolvency, or other similar laws or general equitable principles;

                     (v) there are no pending or, to the knowledge of the Owner Participant, threatened actions, suits, investigations or proceedings against the Owner Participant before any court, administrative agency or tribunal which are expected to materially adversely affect the ability of the Owner Participant to perform its obligations under this Agreement and the other Operative Agreements to which it is or is to be a party and the Owner Participant knows of no pending or threatened actions or proceedings before any court, administrative agency or tribunal involving it in connection with the transactions contemplated by the Operative Agreements;

                     (vi) neither the execution and delivery by it of this Agreement or the other Operative Agreements to which it is a party nor the performance of obligations hereunder or thereunder requires the consent or approval of or the giving of notice to, the registration with, or the taking of any other action in respect of, any governmental authority or agency that would be required to be obtained or taken by the Owner Participant except for filings contemplated by this Agreement;

                     (vii) the funds to be used by the Owner Participant to acquire its interests under this Agreement do not constitute assets (within the meaning of ERISA and any applicable rules and regulations) of an ERISA Plan; and

                     (viii) the Owner Participant is a bank, trust company, insurance company, financial institution or corporation with a combined capital and surplus or tangible net worth of at least $50,000,000.

               Notwithstanding the foregoing or anything else contained in this Agreement, the Owner Participant makes no representation or warranty in this Agreement with respect to laws, rules or regulations relating to aviation or to the nature or use of the equipment owned by the Owner Trustee, including, without limitation, the airworthiness, value, condition, workmanship, design, patent or trademark infringement, operation, merchantability or fitness for use of the Aircraft, other than such laws, rules or regulations relating to the citizenship requirements of the Owner Participant under applicable aviation law.

               (b)  Lessor's Liens. The Owner Participant represents, warrants
                    --------------
and covenants that on the Delivery Date there are no Lessor's Liens attributable to it (or an Affiliate thereof). The Owner Participant agrees with and for the benefit of the Lessee and the Owner Trustee that the Owner Participant will, at its own cost and expense, take such action as may be necessary to duly discharge and satisfy in full, promptly after the same first becomes known to the Owner Participant, any Lessor's Lien attributable to the Owner Participant (or an Affiliate thereof). The Owner Participant agrees to indemnify and hold harmless the Lessee and the Owner Trustee from and against any loss, cost, expense (including, without limitation, legal fees) or damage which may be suffered by the Lessee or the Owner Trustee as a result of the failure of Owner Participant to discharge and satisfy any Lessor's Liens attributable to it, as described in this Section 5.01(b).

               (c)  Assignment of Interests of Owner Participant. At any time
                    --------------------------------------------
after the Delivery Date and subject to satisfaction of the conditions set forth in this Section 5.01(c), the Owner Participant may assign, convey or otherwise transfer to a single institutional investor or an Affiliate of an institutional investor all (but not less than all) of the Beneficial Interest, provided that
                                                                 --------
(i) the Owner Participant gives the Lessee at least 10 days' notice of such assignment, conveyance or other transfer, (ii) the Owner Participant and any Owner Participant Guarantor shall remain liable for all obligations of the Owner Participant under the Trust Agreement and the other Operative Agreements to which the Owner Participant is a party to the extent (but only to the extent) relating to the period on or before the date of such transfer, (iii) the transferee agrees by a written instrument in form and substance reasonably satisfactory to Lessee and such transferee to assume liability for, and undertake performance of, all obligations of the Owner Participant under the Trust Agreement and the other Operative Agreements to which such Owner Participant is a party relating to the period after the date of transfer, (iv) the transferee shall make a representation to the effect that the funds to be used by the transferee to acquire the Beneficial Interest do not constitute the assets of an ERISA Plan, (v) at or prior to the time of such transfer, the transferee shall furnish an opinion of counsel substantially in the form attached hereto as Exhibit B (or otherwise in form and substance reasonably satisfactory to Lessee) (which counsel may be in-house counsel) to the effect that such transferee and any guarantor of the payment and performance obligations of such transferee, as the case may be, shall have requisite power and authority and legal right to enter into and carry out the transactions contemplated hereby; and that such agreement and any guaranty of the transferee's obligations has been duly authorized, executed and delivered by the transferee or the guarantor of the payment and performance obligations of such transferee, as the case may be, and is a valid and binding agreement of the transferee or the guarantor of the payment and performance obligations of such transferee enforceable in accordance with its terms, subject to customary exceptions for such opinions and that the transfer does not violate the Applicable Law, and (vi) the Lessee shall have received an opinion from counsel selected by Owner Participant and reasonably acceptable to Lessee that no withholding tax will be imposed by the U.S. on Basic Rent, assuming that the Lessee is a U.S. Person. Any such transferee shall (a) be (i) a bank, finance company or leasing company acting for its own account having a combined capital and surplus (or, if applicable, consolidated net worth or its equivalent) of not less than $50,000,000, (ii) a subsidiary of any Person described in clause (i) where such Person provides (A) support for the obligations assumed by such transferee subsidiary reasonably satisfactory to the Lessee and the Owner Trustee or (B) a guaranty of such transferee subsidiary's obligations substantially in the form attached hereto as Exhibit A (or otherwise in form and substance reasonably satisfactory to Lessee and Owner Trustee), or (iii) an Affiliate of the transferring Owner Participant, so long as such Affiliate has a combined capital and surplus (or, if applicable, consolidated net worth or its equivalent) of not less than $50,000,000 (unless the Owner Participant remains liable for the obligations of such Affiliate under the Operative Agreements, in which case there shall be no such net worth requirement), (b) be legally capable of binding itself to the obligations of the Owner Participant and shall expressly agree to assume all obligations of the Owner Participant under the Trust Agreement and this Agreement and (c) provide representations, warranties, and covenants substantially similar to those contained in clauses (a) and (c) of this Section 5.01; provided that so long as no Event of Default has occurred and
                   --------
is continuing, without the prior written consent of the Lessee, such transferee shall not be an airline or other aircraft operator or competitor of the Lessee in the business of air transportation or an Affiliate of any thereof; and provided further that so long as no Event of Default has occurred and is
-------- -------
continuing, neither such transferee nor any Affiliate thereof shall (x) be a party to any material litigation or arbitration (whether as plaintiff or defendant) with the Lessee or any Affiliate of the Lessee or (y) be attempting a hostile takeover of the Lessee or any Affiliate of the Lessee. A transferee hereunder shall be a Citizen of the United States or has established a voting trust, voting powers or other arrangement reasonably satisfactory to the Owner Trustee and the Lessee to permit the Owner Trustee to be the registered owner of the Aircraft under the Transportation Code, without in any way restricting the Lessee's use and operation of the Aircraft. The Owner Trustee shall not be on notice of or otherwise bound by any such assignment, conveyance or transfer unless and until it shall have received an executed counterpart of the instrument of such assignment, conveyance or transfer. Upon any such disposition by the Owner Participant to a transferee as above provided, the transferee shall be deemed the "Owner Participant" for all purposes of the Operative Agreements, and shall be deemed to have acquired the same interest in the Lessor's Estate as theretofore held by its transferor; and each reference therein to the "Owner Participant" shall thereafter be deemed a reference to such transferee and the transferring Owner Participant shall be released from all of its obligations under the Operative Agreements to the extent such obligations are assumed by such transferee. So long as no Event of Default has occurred and is continuing, no assignment, conveyance or transfer by the Owner Participant of the Beneficial Interest shall increase the amount of the liability of the Lessee under Article 6 hereof or under the Tax Indemnity Agreement over the amount of liability the Lessee would have incurred had such assignment, conveyance or transfer not occurred. The Owner Participant shall pay all costs and expenses (including the Lessee's costs and expenses) in connection with any such assignment, conveyance or transfer.

            (d)  Actions with Respect to Lessor's Estate, Etc.  The Owner
                 --------------------------------------------
Participant agrees that it will not take any action to subject the Lessor's Estate or the trust established by the Trust Agreement, as debtor, to the reorganization or liquidation provisions of the Bankruptcy Code or any other applicable bankruptcy or insolvency statute.

            (e)  Citizenship.  The Owner Participant agrees, solely for the
                 -----------
benefit of the Lessee and the Owner Trustee, that if at any time on or after the Delivery Date when the Aircraft is registered or the Lessee proposes to register the Aircraft in the United States (i) either the Owner Participant shall cease to be, or an event which has been publicly disclosed has occurred of which the Owner Participant has knowledge and which will cause the Owner Participant to cease to be, a Citizen of the United States, and (ii) the Aircraft shall or would therefore become ineligible for registration in the name of the Owner Trustee under the Transportation Code and regulations then applicable thereunder (such eligibility to be determined without regard to any provision of law that permits the U.S. registration of the Aircraft by restricting where it is based or used), then the Owner Participant shall give notice thereof to the Lessee and the Owner Trustee and shall (at its own expense and without any reimbursement or indemnification from the Lessee) immediately (and in any event within a period of 20 days) promptly (x) effect a voting trust or other similar arrangement, (y) transfer in accordance with the terms of this Agreement and the Trust Agreement all its rights, title and interest in and to such Trust Agreement, the Lessor's Estate and this Agreement, or (z) take any other alternative action that would prevent any deregistration, or maintain or permit the United States registration, of the Aircraft (determined without regard to any provision of law that permits the U.S. registration of the Aircraft by restricting where it is based or used). If the Owner Participant fails to comply with clause (x), (y) or
(z), then the Owner Participant shall reimburse Lessee, Permitted Sublessee or Owner Trustee for added costs and expenses or loss of income that it incurs with respect to the Aircraft due to such change in citizenship of the Owner Participant. Each party hereto agrees, upon the request and at the sole expense of the Owner Participant, to cooperate with the Owner Participant in complying with its obligations under the provisions of the first sentence of this Section 5.01(e), but without any obligation on the part of such other party to take any action believed by it in good faith to be unreasonably burdensome to such party or materially adverse to its business interests.

          Section 5.02.  Citizenship.
                         -----------

          (a)   Generally. The Owner Trustee, in its individual capacity,
                ---------
represents and warrants that it is and on the Delivery Date will be a Citizen of the United States. If the Owner Trustee in its individual capacity does not comply with the requirements of this Section 5.02, the Owner Trustee and the Lessee hereby agree that no Default shall be deemed to exist due to non-compliance by the Lessee with the registration requirements in the Lease or in
Section 4.02(b) hereof occasioned solely by such noncompliance of the Owner Trustee.

          (b)   Owner Trustee.  The Owner Trustee, in its individual capacity,
                -------------
covenants that if at any time on or after the Delivery Date any of its Responsible Officers shall have actual knowledge that it has ceased to be a Citizen of the United States, it will resign immediately as the Owner Trustee if such citizenship is necessary for registration of the Aircraft in the Owner Trustee's name under the Transportation Code as in effect at such time (such necessity to be determined without regard to any provision of law that permits the U.S. registration of the Aircraft by restricting where it is based or used) or, if it is not necessary for such registration, if the Owner Trustee is informed in writing by the Lessee or any Owner Participant that such lack of United States citizenship would have any adverse effect on the Lessee or any Owner Participant. The Owner Trustee, in its individual capacity, further covenants that if at any time it appears reasonably probable that it will cease to be a Citizen of the United States based on information that is (i) known to a Responsible Officer of the Owner Trustee or (ii) generally known to the public, it will promptly so notify, to the extent permitted by law, all parties to this Agreement.

          Section 5.03. Representations, Warranties and Covenants of Trust
                        --------------------------------------------------
Company and the Owner Trustee.
-----------------------------

          (a)   Representations and Warranties. In addition to and without
                ------------------------------
limiting its other representations and warranties provided for in this Article 5, Trust Company represents and warrants, in its individual capacity with respect to items (i), (ii), (iii)(A), (iv), (v), (vi), (vii), (viii), (ix) and
(x) below, and as the Owner Trustee with respect to items (iii)(B) and (iv), on the Delivery Date that:

                (i) it is a national banking association duly organized and validly existing in good standing under the laws of the United States with its principal place of business and chief executive office (as such terms are used in Article 9 of the Uniform Commercial Code) in the State of Delaware at the address set forth in Section 12.01(b), and has full corporate power and authority, in its individual capacity or (assuming the Trust Agreement has been duly authorized, executed and delivered by the Owner Participant) as the Owner Trustee, as the case may be, to carry on its business as now conducted, and to execute, deliver and perform this Agreement and the Operative Agreements to which it is or is to be a party;

                (ii) the execution, delivery and performance by Trust Company, either in its individual capacity or as the Owner Trustee, as the case may be, of this Agreement and the Operative Agreements to which it is or is to be party have been duly authorized by all necessary corporate action on its part, and do not contravene its articles of association or by-laws or other constitutional documents; each of this Agreement and the other Operative Agreements to which it is or is to be a party has been duly authorized, and has been duly executed and delivered by Trust Company, either in its individual capacity or as the Owner Trustee, as the case may be, and neither the execution and delivery thereof nor Trust Company performance of or compliance with any of the terms and provisions thereof will violate any federal or Delaware law or regulation governing Trust Company's banking or trust powers;

                (iii) (A) assuming due authorization, execution and delivery by each other party thereto, each of the Operative Agreements to which it is or is to be party when duly executed and delivered will, to the extent each such document is entered into by Trust Company in its individual capacity, constitute the legal, valid and binding obligation of Trust Company in its individual capacity enforceable against it in such capacity in accordance with its respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws or equitable principles of general application to or affecting the enforcement of creditors' rights (regardless of whether enforceability is considered in a proceeding in equity or at law), and the performance by Trust Company in its individual capacity of any of its obligations thereunder does not contravene any lease, regulation or contractual restriction binding on Trust Company in its individual capacity;

                (B) assuming due authorization, execution and delivery by each other party thereto, each of the Operative Agreements to which it is or is to be party when duly executed and delivered will, to the extent each such document is entered into by the Owner Trustee in its trust capacity, constitute the legal, valid and binding obligation of the Owner Trustee enforceable against it in such capacity in accordance with its respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws or general equitable principles, and the performance by the Owner Trustee of any of its obligations thereunder does not contravene any lease, regulation or contractual restriction binding on the Owner Trustee;

                (iv) there are no pending or, to its knowledge, threatened actions or proceedings against Trust Company before any court or administrative agency which would materially adversely affect the ability of Trust Company, either in its individual capacity or as the Owner Trustee, as the case may be, to perform its obligations under the Operative Agreements to which it is or is to be party;

                (v) its chief executive office (as such term is defined in Article 9 of the Uniform Commercial Code) is One Rodney Square, 920 King Street, Suite 102, Wilmington, Delaware 19801, and it shall give the Lessee and the Owner Participant at least 30 days' prior written notice in the event of any change in its chief executive office or name;

                (vi) neither the execution and delivery by it, either in its individual capacity or as the Owner Trustee, as the case may be, of any of the Operative Agreements to which it is or is to be a party, requires on the part of Trust Company in its individual capacity or any of its Affiliates the consent or approval of or the giving of notice to, the registration with, or the taking of any other action in respect of, any federal or governmental authority or agency governing its banking or trust powers;

                (vii) the Owner Trustee holds whatever title to the Aircraft as was conveyed to it by the Seller and the Aircraft is free of Lessor's Liens attributable to Trust Company in its individual capacity;

                (viii) Trust Company is a Citizen of the United States;

                (ix) Trust Company has made a filing with the New York State Banking Department under Section 131(3) of the New York State Banking Law with respect to the trust formed by the Trust Agreement; and

                (x) there are no Expenses or Taxes that may be imposed on or asserted against the Trust, the Trust Estate or any part thereof or any interest therein, Lessee, Owner Participant or Owner Trustee (except, as to Owner Trustee, Taxes imposed on the fees payable to Owner Trustee) under the laws of the State of Delaware in connection with the execution, delivery or performance of any Operative Agreement by Owner Trustee, which Expenses or Taxes would not have been imposed if Owner Trustee had not (x) had its principal place of business in, (y) performed (in its individual capacity or as Owner Trustee) any or all of its duties under the Operative Agreements in or (z) engaged in any activities unrelated to the transactions contemplated by the Operative Agreements in, the State of Delaware.

          (b)   Lessor's Liens. Trust Company, in its individual capacity,
                --------------
further represents, warrants and covenants that there are no Lessor's Liens attributable to it in its individual capacity on the Delivery Date. The Owner Trustee, in its trust capacity, and at the cost and expense of the Lessee, covenants that it will in its trust capacity promptly, and in any event within 30 days after the same shall first become known to it, take such action as may be necessary to discharge duly any Lessor's Liens attributable to it in its trust capacity. Trust Company, in its individual capacity, covenants and agrees that it will at its own expense take such action as may be necessary to duly discharge and satisfy in full, promptly, and in any event within 30 days after the same shall first become known to it, any Lessor's Liens attributable to it in its individual capacity which may arise at any time after the date of this Agreement.

          (c)   Indemnity for Lessor's Liens.  Trust Company, in its individual
                ----------------------------
capacity, agrees to indemnify and hold harmless the Lessee, the Owner Participant and the Owner Trustee from and against any loss, cost, expense or damage which may be suffered by the Lessee, the Owner Participant or the Owner Trustee as a result of the failure of Trust Company to discharge and satisfy any Lessor's Liens attributable to it in its individual capacity, as described in
Section 5.03(b) hereof.

          (d)   Securities Act.  None of Trust Company, the Owner Trustee or any
                --------------
Person authorized by either of them to act on its behalf has directly or indirectly offered or sold or will directly or indirectly offer or sell any interest in the Lessor's Estate, or in any similar security relating to the Lessor's Estate, or in any security the offering of which for purposes of the Securities

Act of 1933, as amended, would be deemed to be part of the same offering as the offering of the aforementioned securities to, or solicited any offer to acquire any of the same from, any Person.

          (e)   Actions With Respect to Lessor's Estate, Etc. Neither Trust
                --------------------------------------------
Company, in its individual capacity, nor the Owner Trustee will take any action to subject the Lessor's Estate or the trust established by the Trust Agreement, as debtor, to the reorganization or liquidation provisions of the Bankruptcy Code or any other applicable bankruptcy or insolvency statute.

          (f)   Other Business. Owner Trustee will not enter into any business
                --------------
or other activity except as contemplated by the Operative Agreements.

          (g)   Performance of Agreements.  Owner Trustee shall perform its
                -------------------------
obligations under the Operative Agreements to which it is a party in accordance with the terms thereof.

          Section 5.04.  The Lessee's Right of Quiet Enjoyment. Notwithstanding
                         -------------------------------------
any other provision of any of the Operative Agreements, each other party to this Agreement agrees that such party or any Person claiming by, through or under such party will not, so long as no Event of Default shall have occurred and be continuing and the Lessor has not commenced the exercise remedies set forth in
Section 17 of the Lease, take or cause to be taken any action contrary to the Lessee's rights under the Lease, including, without limitation, its rights to possession, use and quiet enjoyment of the Aircraft during the Term, provided
                                                                     --------
that nothing contained herein shall affect any of the rights of the Lessor under
Section 17 of the Lease upon the occurrence and during the continuance of an Event of Default.

          Section 5.05. Survival of Representations, Warranties and Covenants.
                        -----------------------------------------------------
Representations, warranties and covenants of the Owner Participant and the Owner Trustee (in its individual or trust capacity) provided for in this Article 5, and their respective obligations under any and all of them, shall survive the delivery of the Aircraft and the expiration or other termination of this Agreement and the other Operative Agreements.

          Section 5.06. Compliance with Trust Agreement, Etc.  Each of the Owner
                        ------------------------------------
Participant, Trust Company, and the Owner Trustee agrees with the Lessee that so long as this Agreement shall be in effect it will (i) comply with all of the terms of the Trust Agreement applicable to it in its respective capacity, the noncompliance with which would materially adversely affect any such party and
(ii) not take any action, or cause any action to be taken, to amend, modify or supplement any other provision of the Trust Agreement in a manner that would materially adversely affect any such party without the prior written consent of such party. The Owner Trustee confirms for the benefit of the Lessee that it will comply with the provisions of Article 2 of the Trust Agreement. Notwithstanding anything else to the contrary in the Trust Agreement, so long as the Lease remains in effect, the Owner Participant agrees not to terminate or revoke the trust created by the Trust Agreement without the consent of the Lessee.

                                    ARTICLE
                                     TAXES

          Section 6.01.  Lessee's Obligation to Pay Taxes.
                         --------------------------------

          (a)  Generally.  The Lessee agrees promptly to pay when due, and to
               ---------
indemnify on an After Tax Basis and hold each Tax Indemnitee harmless from all license, recording, documentary, registration and other fees and all taxes (including, without limitation, income, gross receipts, sales, rental, use, value added, property (tangible and intangible), ad valorem, excise and
                                                 -- -------
stamp taxes), fees, levies, imposts, recording duties, duties, charges, assessments or withholdings of any nature whatsoever, together with any assessments, penalties, fines, additions to tax or interest thereon (individually, a "Tax," and collectively called "Taxes"), however imposed or asserted, by any Federal, state or local government or taxing authority in the United States, or by any government or taxing authority of a foreign country or of any political subdivision or taxing authority thereof or by a territory or possession of the United States or an international taxing authority, in any such case as relating to or measured by:

               (i) the construction, mortgaging, financing, refinancing, purchase, charter, rental, assignment, presence, overhaul, control, acceptance, rejection, delivery, nondelivery, transport, location, ownership, registration, reregistration, deregistration, insuring, assembly, possession, repossession, operation, use, non-use, condition, maintenance, repair, improvement, conversion, sale, return, abandonment, preparation, installation, storage, redelivery, replacement, manufacture, leasing, subleasing, sub-subleasing, modification, alteration, rebuilding, importation, transfer of title, transfer of registration, exportation or other application or disposition of, or the imposition of any Lien (or the incurrence of any liability to refund or pay over any amount as a result of any Lien) on, the Aircraft, the Airframe, any Engine or any Part or any interest therein;

               (ii)  amounts payable under the Operative Agreements;

               (iii) the Aircraft, or the income or other proceeds (y) received with respect to the Aircraft attributable to the transactions contemplated by the Operative Agreements or (z) held by the Owner Trustee under the Trust Agreement or after an Event of Default under the Lease;

               (iv) on or with respect to any Operative Agreement, any interest therein or by reason of the transactions described in or contemplated by the Operative Agreements.

          (b)  Exceptions.  The indemnity provided for in Section 6.01(a) shall
               ----------
not extend to any of the following:

               (i) With respect to a Tax Indemnitee, Taxes, whether imposed by withholding or otherwise, based upon, measured by or with respect to the net or gross income, items of tax preference or minimum tax or excess profits, business profits, alternative minimum taxes, receipts, capital, franchise, state value-added net worth (whether, denominated income, excise, capital stock, business and occupation or doing business taxes) or other similarly-based taxes (other than taxes that are in the nature of license, sales, use, foreign value-added, transfer, rental, ad valorem, stamp, property, or similar taxes) ("Income Taxes") imposed by the United States or by any state, local or foreign jurisdiction in which such Tax Indemnitee is subject to tax without regard to the transactions contemplated by the Operative Agreement, provided, however, that this clause shall not exclude
                          --------  -------
     from the indemnity described in Section 6.01(a) above any such Income Taxes to be imposed by any jurisdiction (other than the United States or any state or local taxing authority in any state in the United States) as a result of (I) the operation, registration, location, presence, or use of the Aircraft, Airframe, any Engine or any Part thereof, by the Lessee or any Affiliate thereof or any Sublessee within the jurisdiction of the taxing authority imposing such Tax, (II) the presence or activities of the Lessee or any Affiliate thereof or any Sublessee within the jurisdiction of the taxing authority imposing such Tax, (III) the status of the Lessee or any Affiliate thereof or any Sublessee as a foreign entity or as an entity owned in whole or in part by foreign persons, or (IV) the Lessee or any Affiliate thereof or any Sublessee having made (or having been deemed to have made) payments to such Tax Indemnitee from the jurisdiction of the taxing authority imposing such Tax, (it being understood that any such indemnity for Income Taxes not excluded from the indemnity described in
     Section 6.01(a) shall be payable only to the extent of the net harm incurred by the Tax Indemnitee from such Income Taxes, taking into account any incremental Tax benefit in another tax jurisdiction resulting from payment of such Income Taxes);

               (ii) Taxes imposed with respect to any period beginning after the later of (A) the discharge in full of the Lessee's obligation, if any, to pay Termination Value under and in accordance with the Lease other than following an Event of Default, (B) the expiration of the Term of the Lease and return of the Aircraft to Owner Trustee provided no Event of Default is continuing or (C) the termination of the Lease in accordance with the applicable provisions of the Lease thereof;

               (iii) As to the Owner Trustee, Taxes imposed against the Owner Trustee upon or with respect to any fees for services rendered in its capacity as Owner Trustee under the Trust Agreement;

               (iv) With respect to any Tax Indemnitee, Taxes resulting from the willful misconduct or gross negligence of such Tax Indemnitee or a Related Tax Indemnitee or the breach by any Tax Indemnitee other than with respect to the Owner Trustee or Owner Participant, of any representation, warranty or covenant contained in the Operative Agreements or any document delivered in connection therewith (unless attributable to a breach of representation, warranty or covenant of the Lessee);

               (v) Taxes imposed on the Owner Trustee or the Owner Participant or any successor, assign or Affiliate thereof which became payable by reason of any voluntary transfer or disposition by such Tax Indemnitee subsequent to the Delivery Date, including revocation of the Trust, of any interest in some or all of the Aircraft, Airframe, Engines or Parts thereof or its interest in the Lessor's Estate or a transfer or disposition of shares or other interests in the Owner Trustee or the Owner Participant or a disposition in connection with a bankruptcy or similar proceedings involving either the Lessor or the Owner Participant or a transfer or disposition of shares or other interests in the Owner Trustee or the Owner Participant in each case other than (A) transfers resulting from a loss, substitution or modification of the Aircraft, Engines or any Part, (B) transfers pursuant to the Lessor's exercise of remedies in accordance with Section 17 of the Lease, (C) termination of the Lease upon the Lessee's exercise of Lessee's options pursuant to Section 14 of the Lease, or (D) a transfer to Lessee pursuant to Section 13(b) of the Lease; the parties agree to cooperate to minimize any such Taxes covered by this provision;

               (vi) Taxes subject to indemnification by the Lessee pursuant to the Tax Indemnity Agreement;

               (vii) Taxes imposed on a successor, assign or other transferee of any interest of such Tax Indemnitee (including, without limitation, a transferee which is a new lending office of an original Tax Indemnitee) to the extent that such Taxes would not have been imposed on the original Tax Indemnitee or exceed the amount of Taxes that would have been imposed and would have been indemnifiable pursuant to Section 6.01(a) hereof had there not been a succession, assignment or other transfer by such original Tax Indemnitee of any such interest of such Tax Indemnitee in the Aircraft or any Part, any interest in or under any Operative Agreement, or any proceeds thereunder unless such sale, assignment, transfer or disposition occurs in connection with the exercise of Lease remedies;

               (viii) Taxes imposed by any jurisdiction that would not have been imposed on the Owner Trustee or the Owner Participant but for the activities or the status of the Owner Trustee or the Owner Participant in such jurisdiction unrelated to the transactions contemplated by the Operative Agreements;

               (ix) Any Taxes which have been properly included in the Purchase Price;

               (x) Any Taxes imposed on the Owner Trustee or Owner Participant which would not have been imposed but for a Lessor's Lien;

               (xi) In the case of the Owner Participant, any Taxes relating to, resulting from, arising out of or in connection with a "prohibited transaction" within the meaning of Section 406 of ERISA or Section 4975(c)(1) of the Code resulting from the direct or indirect use of assets of any ERISA Plan to acquire or hold Owner Participant's interest in the Trust

     Estate or in the case of any transferee of the Owner Participant referred to in Section 5.01(c), to purchase the Beneficial Interest pursuant to
     Section 5.01(c);

               (xii) Other than with respect to the Owner Trustee or the Owner Participant, Taxes other than Income Taxes that would not have been imposed but for the existence or status of any trust used to hold title to the Aircraft;

               (xiii) Other than with respect to the Owner Trustee or the Owner Participant, taxes in the nature of an intangible or similar Tax imposed on or with respect to the Trust Estate or the Trust Agreement;

               (xiv) Taxes that are being contested in accordance with the provisions hereof; or

               (xv) United States withholding Taxes imposed on the Owner Participant as a result of the Owner Participant not being a U.S. Person.

          Section 6.02.  After Tax Basis.  The amount which the Lessee shall be
                         ---------------
required to pay with respect to any Tax indemnified against under Section 6.01 (an "Indemnifiable Tax") shall be an amount sufficient to restore the Tax Indemnitee, on an After Tax Basis, to the same position such party would have been in had such Tax not been incurred, taking into account any tax benefits recognized by such Tax Indemnitee as a result of the Indemnifiable Tax. If any Tax Indemnitee actually realizes a tax benefit (whether by credit, deduction or otherwise), or would have realized such a benefit as to which it has been given notice if properly claimed, and with respect to Owner Participant, the Owner Participant has not determined in good faith that claiming such benefit would have a material adverse impact on the Owner Participant or an Affiliate thereof, by reason of the payment of any Tax paid or indemnified against by the Lessee, provided that an Event of Default has not occurred and is not continuing, such Tax Indemnitee shall promptly pay to the Lessee, to the extent such tax benefit was not previously taken into account in computing such payment or indemnity, but not before the Lessee shall have made all payments then due to such Tax Indemnitee under this Agreement, the Tax Indemnity Agreement and any other Operative Agreement, an amount equal to the lesser of (x) the sum of such tax benefit plus any other tax benefit realized by such Tax Indemnitee that would not have been realized but for any payment made by such Tax Indemnitee pursuant to this sentence and not already paid to the Lessee, or (y) the amount of the payment made under Section 6.01 hereof and this Section 6.02 by the Lessee to such Tax Indemnitee plus the amount of any other payments by the Lessee to such Tax Indemnitee theretofore required to be made under this Section 6.02 and Sections 6.01 and 6.05 hereof (and the excess, if any, of the tax benefit over the applicable amount described in clause (x) over the amount described in clause (y) above shall be carried forward and applied to reduce pro tanto any
                                                                --- -----
subsequent obligations of the Lessee to make payments to such Tax Indemnitee pursuant to Section 6.01 hereof). If an amount payable by any Tax Indemnitee to the Lessee pursuant to this Section 6.02 is not paid when due because of the occurrence and continuation of any Event of Default, such amount shall be payable by any Tax Indemnitee to the Lessee upon the Lessee's curing all Events of Default. The Lessee shall reimburse on an After Tax Basis such Tax Indemnitee (subject to Section 6.01(b), but only insofar as subsections (iv), (vi), (vii), (x), (xi), (xii), (xiii), (xiv) and
(xv) thereof would apply) for any payment of a tax benefit pursuant to the preceding sentence (or a tax benefit otherwise taken into account in calculating the Lessee's indemnity obligation hereunder) to the extent that such tax benefit is subsequently disallowed or reduced.

          In determining the order in which any Tax Indemnitee utilizes withholding or other foreign taxes as a credit against such Tax Indemnitee's United States income taxes, such Tax Indemnitee shall be deemed to utilize (i) first, all foreign taxes other than those described in clause (ii) below; and
(ii) then, on a pro rata basis, all foreign taxes with respect to which such Tax Indemnitee is entitled to obtain indemnification pursuant to an indemnification provision contained in any lease, loan agreement, or other financing document (including this Agreement) that is similar to the indemnification provision in this Article 6.

          Section 6.03.  Time of Payment.  Any amount payable to a Tax
                         ---------------
Indemnitee pursuant to this Article 6 shall be paid promptly, but in any event within 30 days after receipt of a written demand therefor from such Tax Indemnitee accompanied by a written statement describing in reasonable detail the basis for such indemnity and the computation of the amount so payable, provided that in the case of amounts which are being contested by the Lessee in
--------
good faith or by the Tax Indemnitee in either case pursuant to Section 6.04 hereof, or subject to verification proceedings pursuant to Section 6.11 hereof, such amount shall be payable within 30 days after the time such contest or verification proceeding, as the case may be, is finally resolved. In no event shall any amount be payable under Section 6.01 until five Business Days prior to the due date for Tax in issue.

          Section 6.04.  Contests.
                         --------

          (a)  Notice of Claim.  If a written claim is made against any Tax
               ---------------
Indemnitee for Taxes with respect to which the Lessee is liable for a payment or indemnity hereunder, such Tax Indemnitee shall promptly (but in any event within 15 days of receipt thereof) give the Lessee notice in writing of such claim and shall furnish the Lessee with copies of any written requests for information sent to such Tax Indemnitee from any taxing authority to the extent relating to such Taxes with respect to which the Lessee may be required to indemnify hereunder; provided, however, that the failure of a Tax Indemnitee to give such
           --------  -------
notice or furnish such copy shall not terminate any of the rights of such Tax Indemnitee under this Article 6, except (A) to the extent that the Lessee's contest rights have been materially and adversely impaired by the failure to provide such notice or copy or (B) to the extent that such failure results in the imposition of, or an increase in the amount of, any penalties, interest or additions to Tax related to the Tax which is the subject of such claim or proceeding.

          (b)  Request for Contest.  If a written claim shall be made for any
               -------------------
Tax, for which the Lessee may be obligated to indemnify pursuant to Section 6.01 hereunder, and under applicable law of the taxing jurisdiction the Lessee is allowed to contest directly such Tax and the Tax to be contested is not reflected in a report or return with other Taxes of any Tax Indemnitee, then the

Lessee shall be permitted, at its expense and in its own name, or in the name of such Tax Indemnitee, to contest the imposition of such Tax; provided, however,
                                                            --------  -------
that the Lessee shall not be permitted or entitled to contest any Tax unless (A) such contest will not result in the risk of an imposition of criminal penalties,
(B) the Lessee shall have agreed to pay such Tax Indemnitee on demand and on an After Tax Basis all costs and expenses that such Tax Indemnitee actually incurs in connection with contesting such claim (including, without limitation, all costs, expenses, losses, reasonable legal and accounting fees, disbursements, or penalties, interest and addition to tax), (C) if such contest shall be conducted in a manner requiring the payment of the claim in advance, the Lessee shall have advanced sufficient funds, on an interest free basis, to make the payment required, and agreed to indemnify the Tax Indemnitee against any additional net adverse tax consequences on an After Tax Basis to such Tax Indemnitee of such advance, and (D) if such contest shall be conducted in a manner requiring the payment of the claim, the Lessee shall have paid the amount required.

          If the Lessee shall so request within 30 days after receipt of such notice from a Tax Indemnitee under this Section 6.04 hereof and with respect to a Tax for which the Lessee may be obligated to indemnify pursuant to Section 6.01, such Tax Indemnitee shall in good faith at the Lessee's after-tax expense contest the imposition of such Tax.

          If requested by the Lessee, the Tax Indemnitee shall appeal any adverse administrative or judicial decision, except that the Tax Indemnitee shall not be required to pursue any appeals to the United States Supreme Court.

          If the taxing jurisdiction requires payment of the claim in advance of contest, such Tax Indemnitee may make a timely request upon Lessee and Lessee shall advance to such Tax Indemnitee on an interest-free basis the amount of such Tax (including such amounts payable as interest, penalties or additions to tax) and shall indemnify the Tax Indemnitee on an After Tax Basis against any additional net cost to such Tax Indemnitee with respect to such advance.

          (c)  Declining to Contest; Settlement.  (i) Provided no Event of
               --------------------------------
Default is continuing (unless the Lessee has bonded or otherwise provided to the Tax Indemnitee collateral in respect of the Tax subject to such contest, such bond or collateral to be reasonably satisfactory to such Tax Indemnitee in form and substance), if, after the Lessee has properly requested a contest in accordance with this Section 6.04 and Lessee is then complying with the terms of this Section 6.04, any Tax Indemnitee shall at any time decline to take any action required under Section 6.04 with respect to such contest, then, if such failure shall cause the contest to be determined adversely or shall preclude such contest as a matter of law, the Lessee shall not be obligated to indemnify such Tax Indemnitee for such Tax (including such amount payable as interest, penalties or addition to tax) and such Tax Indemnitee shall reimburse the Lessee for all amounts previously advanced by the Lessee in connection with such contest (other than costs and expenses of such contest).

               (ii) Provided no Event of Default is continuing (unless the Lessee has bonded or otherwise provided to the Tax Indemnitee collateral in respect of the Tax subject to such contest, such bond or collateral to be reasonably satisfactory to such Tax Indemnitee in form and substance), no Tax Indemnitee shall settle a contest of any indemnified Tax without requesting the Lessee's written consent (which consent will not be unreasonably withheld, as determined in the Lessee's good faith judgment). If any Tax Indemnitee shall settle a contest for any Tax without receiving the Lessee's written consent other than if an Event of Default is continuing (unless the Lessee has bonded or otherwise provided to the Tax Indemnitee collateral in respect of the Tax subject to such contest, such bond or collateral to be reasonably satisfactory to such Tax Indemnitee in form and substance), then the Lessee shall not be obligated to indemnify such Tax Indemnitee for such Tax (including such amount payable as interest, penalties or addition to tax) and the Tax Indemnitee shall reimburse the Lessee for all amounts previously advanced with respect to such contest. Notwithstanding the preceding two sentences, no Tax Indemnitee shall be required to take or continue any action unless the Lessee shall have agreed to pay the Tax Indemnitee on a current and After Tax Basis all reasonable fees and expenses (including reasonable attorney's and accountant's fees) which such Tax Indemnitee may incur as a result of contesting such Taxes.

          (d)  Claims Barred.  If (A) any Tax Indemnitee fails to give the
               -------------
Lessee written notice pursuant to this Section 6.04 of any claim by any government or taxing authority for any Tax for which the Lessee is obligated pursuant to this Section 6.01, (B) as a direct result of such failure the contest of such claim becomes barred by law and (C) the Lessee furnishes, at the Lessee's expense, an opinion of counsel selected by the Lessee and reasonably satisfactory to such Tax Indemnitee to the effect that, had the contest of such claim not become barred by law, a Reasonable Basis, would have existed for pursuing such contest, such Tax Indemnitee shall be deemed to have waived its right to any payment by the Lessee that would otherwise be payable by the Lessee pursuant to this Section 6.01 in respect of such claim.

          Section 6.05.  Refunds.  When a Tax Indemnitee becomes entitled to
                         -------
receive a refund or credit against Tax of all or any part of any Taxes which the Lessee shall have paid for such Tax Indemnitee or for which the Lessee shall have reimbursed or indemnified such Tax Indemnitee, such Tax Indemnitee shall pay, provided an Event of Default has not occurred and is not continuing, to the Lessee an amount equal to the amount of such refund or credit less (x) all payments then due to such Tax Indemnitee under this Article 6, and (y) Taxes imposed with respect to the accrual or receipt thereof, including interest received attributable thereto, plus any tax benefit realized by such Tax Indemnitee as a result of any payment by such Tax Indemnitee made pursuant to this sentence; provided, however, that such amount shall not be payable (a)
               --------  -------
before such time as the Lessee shall have made all payments or indemnities then due and payable to such Tax Indemnitee under this Article 6 and (b) to the extent that the amount of such payment would exceed (i) the amount of all prior payments by the Lessee to such Tax Indemnitee pursuant to this Article 6 less
(ii) the amount of all prior payments by such Tax Indemnitee to the Lessee pursuant to this Article 6 (any such excess shall be carried forward to reduce pro tanto any subsequent obligations of the Lessee to make payments to such Tax
--- -----
Indemnitee pursuant to Section 6.01 hereof). If an amount payable by any Tax Indemnitee to the Lessee pursuant to this Section 6.02 is not paid when due because of the occurrence and continuation of an Event of Default, such amount shall be payable by any Tax Indemnitee to the Lessee upon the Lessee's curing all Events of Default.

          Any subsequent loss of such refund or tax benefit shall be treated as a Tax subject to indemnification under the provisions of this Article 6 (in the case of any such tax benefit, subject to Section 6.01(b) but only insofar as subsections (iv), (vi), (vii), (x), (xi), (xii), (xiii), (xiv) and (xv) thereof would apply).

          Section 6.06. Reports.  In case any report or return is required to be
                        -------
made with respect to any Taxes against which the Lessee is or may be obligated to indemnify the Indemnitees under this Article 6, the Lessee shall, to the extent it has knowledge thereof, make such report or return, except for any such report or return that the Tax Indemnitee has notified the Lessee that it intends to file, in such manner as will show the ownership of the Aircraft in the Owner Trustee and shall send a copy of the applicable portions of such report or return to the Tax Indemnitee and the Owner Trustee or will notify the Tax Indemnitee of such requirement and make such report or return in such manner as shall be satisfactory to such Tax Indemnitee and the Owner Trustee. The Lessee will provide such information within the possession or control of the Lessee as the Tax Indemnitee may reasonably request in writing from the Lessee to enable the Tax Indemnitee to fulfill its tax filing requirements with respect to the transactions contemplated by the Operative Agreements (without duplication of any comparable requirements of the Tax Indemnity Agreement) and any audit information request arising from any such filing. The Tax Indemnitee will provide such information within its possession or control as the Lessee may reasonably require from such Tax Indemnitee to enable the Lessee to fulfill its tax filing requirements with respect to the transactions contemplated by the Operative Agreements and any audit information request arising from such filing; provided that in no event shall any Tax Indemnitee be required to provide copies
--------
of any of its tax returns.

          Section 6.07.  Survival of Obligations.  The representations,
                         -----------------------
warranties, indemnities and agreements of the Lessee provided for in this
Article 6 and the Lessee's obligations under any and all of them, in each case, with respect to events or periods prior to the expiration or termination of the Lease shall survive the expiration or other termination of the Operative Agreements.

          Section 6.08.  Payment of Taxes.  With respect to any Tax otherwise
                         ----------------
indemnifiable hereunder by the Lessee and applicable to the Aircraft, Airframe, any Engine or Parts, to the extent permitted by the applicable federal, state, local or foreign law, the Lessee shall pay such tax directly to the relevant Taxing authority and file any returns or reports required with respect thereto to the extent legally entitled to do so in its own name; provided, however, that
                                                         --------  -------
the Lessee shall not make any statements or take any action which would indicate that the Lessee or any Person other than the Owner Trustee or Owner Participant is the owner of the Aircraft, the Airframe, any Engine or any Part or which would otherwise be inconsistent with the terms of the Lease or the Tax Indemnity Agreement and the position thereunder of the Owner Trustee and the Owner Participant.

          Section 6.09.  Reimbursements by Indemnitees Generally.  To the extent
                         ---------------------------------------
the Lessee is required to pay or withhold any Tax imposed on or with respect to a Tax Indemnitee in respect of the transactions contemplated by the Operative Agreements, which Tax is not otherwise the responsibility of the Lessee under the Operative Agreements, or any other written agreements between the Lessee and such Tax Indemnitee, then such Tax Indemnitee shall pay to the Lessee within 30 days of the Lessee's demand therefor an amount which equals the amount actually paid by the Lessee with respect to such Taxes.

          Section 6.10.  Forms.  Each Tax Indemnitee agrees to furnish from time
                         -----
to time to Lessee or to such other person as Lessee may designate, at Lessee's request, such duly executed and properly completed forms as may be necessary or appropriate in order to claim any reduction of or exemption from any withholding or other Tax imposed by any taxing authority, if (x) such reduction or exemption is available to such Tax Indemnitee, and (y) Lessee has provided such Tax Indemnitee with any information necessary to complete such form not otherwise reasonably available to such Tax Indemnitee.

          Section 6.11.  Verification.  At the Lessee's request, the accuracy of
                         ------------
any calculation of amount(s) payable pursuant to this Article 6 shall be verified by independent public accountants selected by the applicable Tax Indemnitee and reasonably satisfactory to the Lessee, and such verification shall bind the applicable Tax Indemnitee and the Lessee. In order, and to the extent necessary, to enable such independent accountants to verify such amounts, such Tax Indemnitee shall provide to such independent accountants (for their confidential use and not to be disclosed to the Lessee or any other person) all information reasonably necessary for such verification. Verification shall be at the expense of the Lessee, unless such verification results in an adjustment in the Lessee's favor of $10,000 or more of the amount of the payment as computed by such Tax Indemnitee, in which case the verification shall be at the expense of the Tax Indemnitee.

          Section 6.12.  Non-Parties.  If a Tax Indemnitee is not a party to
                         -----------
this Agreement, Lessee may require the Tax Indemnitee to agree in writing, in a form reasonably acceptable to Lessee, to the terms of this Article 6 prior to making any payment to such Tax Indemnitee hereunder.

                                  ARTICLE 7.
                               GENERAL INDEMNITY

          Section 7.01.  Generally.
                         ---------

          (a)  Indemnity.  The Lessee agrees to indemnify each Indemnitee
               ---------
against and agrees to protect, defend, save and keep harmless each Indemnitee from and against and in respect of, and will pay on an After Tax Basis, any and all liabilities, obligations, losses, damages, settlements, penalties, claims, actions, suits, costs, disbursements and expenses, demands or judgments (including reasonable legal fees and expenses) of every kind and nature, whether or not any of the transactions contemplated by this Agreement are consummated and whether arising before, on or after the Delivery Date (individually, an "Expense," collectively, "Expenses"), which may be imposed on, incurred or suffered by or asserted against any Indemnitee, in any way relating to, arising out of or in connection with, any one or more of the following:

               (i) the Aircraft or any Operative Agreement or any transaction contemplated thereby;

               (ii) the operation, possession, use, non-use, maintenance, storage, overhaul, delivery, non-delivery, control, condition, alteration, modification, addition, improvement, airworthiness, replacement, substitution, return, abandonment, redelivery or other disposition, repair or testing of the Aircraft, Airframe, or any Engine or any engine used in connection with the Airframe, or any Part thereof by the Lessee, any sublessee or any other Person whatsoever, whether or not such operation, possession, use, non-use, maintenance, storage, overhaul, delivery, non-delivery, control, condition, alteration, modification, addition, improvement, airworthiness, replacement, substitution, return, abandonment, redelivery or other disposition, repair or testing is in compliance with the terms of the Lease, including, without limitation, claims for death, personal injury or property damage or other loss or harm to any Person whatsoever, including, without limitation, any passengers, shippers or other Persons wherever located, claims or penalty relating to any laws, rules or regulations, including, without limitation, environmental control, noise and pollution laws, rules or regulation and any Liens in respect of the Aircraft, any Engine or any Part;

               (iii) the manufacture, design, sale, return, purchase, acceptance, nonacceptance, rejection, delivery, non-delivery, condition, repair, modification, servicing, rebuilding, airworthiness, registration, reregistration, deregistration, ownership, financing, import, export, performance, non-performance, lease, sublease, transfer, merchantability, fitness for use, alteration, substitution or replacement of any Airframe, Engine, or Part or other transfer of use or possession, or other disposition of the Aircraft, the Airframe, any Engine or any Part including, without limitation, latent and other defects, whether or not discoverable, tort liability, whether or not arising out of the negligence of any Indemnitee (whether active, passive or imputed and including strict liability without fault), and any claims for patent, trademark or copyright infringement;

               (iv) any breach of or failure to perform or observe, or any other non-compliance with, any condition, covenant or agreement to be performed, or other obligations of the Lessee under any of the Operative Agreements, or the falsity or inaccuracy of any representation or warranty of the Lessee in any of the Operative Agreements (other than representations and warranties in the Tax Indemnity Agreement) or the occurrence of any Default or Event of Default;

               (v) the enforcement of the terms of the Operative Agreements (including this Section 7.01(a)); and

               (vi) interest in the Lessor's Estate or the Trust Agreement or any similar interest.

          (b)  Exceptions.  The indemnity provided for in Section 7.01(a) shall
               ----------
not extend to any Expense of any Indemnitee to the extent it:

               (i) is attributable to the willful misconduct or gross negligence of such Indemnitee (other than gross negligence or willful misconduct imputed to such person by reason of its interest in the Aircraft or any transaction documents);

               (ii) except to the extent fairly attributable to acts or events occurring prior thereto, is attributable to acts or events (other than the performance by Lessee of its obligations pursuant to the terms of the Operative Agreements) which occur after the Aircraft is no longer part of the Lessor's Estate or, if the Aircraft remains a part of the Lessor's Estate, after the expiration of the Term (unless the Aircraft is being returned at such time, in which case after return of physical possession; provided that if the Lease has been terminated pursuant to Section 17
     --------
     thereof, the indemnity provided in Section 7.01(a) hereof shall survive for so long as Lessor shall be exercising remedies under such Section 17), or to acts or events which occur after return of possession of the Aircraft by the Lessee in accordance with the provisions of the Lease (subject to the foregoing proviso if the Lessor has terminated the Lease pursuant to
     Section 17 of the Lease);

               (iii) other than as expressly provided herein or in the other Operative Agreements, is a Tax or loss of a Tax benefit, whether or not the Lessee is required to indemnify therefor pursuant to Article 6 hereof or pursuant to the Tax Indemnity Agreement;

               (iv) is a cost or expense expressly required to be paid by such Indemnitee or its permitted transferees (and not by the Lessee) pursuant to this Agreement or any other Operative Agreement and for which the Lessee is not otherwise obligated to reimburse such Indemnitee, directly or indirectly pursuant to the terms of this Agreement or such other Operative Agreement;

               (v) is attributable to the incorrectness or breach by such Indemnitee of its representations or warranties, under any of the Operative Agreements;

               (vi) is attributable to the failure by such Indemnitee to perform any of its obligations under any of the Operative Agreements except to the extent such failure was caused by a breach by Lessee of any representation or warranty or by any failure of Lessee to perform any obligation under an Operative Agreement;

               (vii) is, in the case of the Owner Participant, Lessor's Liens attributable to the Owner Participant; in the case of the Owner Trustee, Lessor's Liens to the extent attributable to the Owner Trustee; in the case of Trust Company, Lessor's Liens to the extent attributable to Trust Company;

               (viii) is, in the case of the Owner Participant or the Owner Trustee, attributable to the offer or sale by such Indemnitee of any interest in the Aircraft, the Lessor's Estate or the Trust Agreement or any similar interest (including an offer or sale resulting from bankruptcy or other proceedings for the relief of debtors in which such Indemnitee is the debtor), unless in each case such offer or sale shall occur pursuant to the exercise of remedies under Section 17 of the Lease;

               (ix) in the case of the Owner Participant, any Taxes relating to, resulting from, arising out of or in connection with a "prohibited transaction" within the meaning of Section 406 of ERISA or Section 4975(c)(1) of the Code;

               (x) is attributable to any amendment to any of the Operative Agreements which is not requested, or consented to, by the Lessee or is not required or made pursuant to the terms of any of the Operative Agreements; and

               (xi) constitutes the loss of future profits of such Indemnitee or losses attributable to such Indemnitee's overhead.

          (c)  Non-Parties.  If an Indemnitee is not a party to this Agreement,
               -----------
Lessee may require such Indemnitee to agree in writing, in a form reasonably acceptable to Lessee, to the terms of this Article 7 prior to making any payment to such Indemnitee under this Article 7.

          Section 7.02.  Notice and Payment.  Each Indemnitee shall give prompt
                         ------------------
written notice to the Lessee of any liability as to which a Responsible Officer of such Indemnitee has actual knowledge, for which the Lessee is, or may be, liable under this Article 7; provided, however, that failure to give such notice
                             --------  -------
shall not terminate any of the rights of an Indemnitee under this Article 7 and shall not release Lessee from any of its obligations to indemnify such Indemnitee hereunder, except to the extent that such failure adversely affects any applicable defense or counterclaim, otherwise increases the amount the Lessee would have been liable for in the absence of such failure to provide such notice or adversely affects the ability of Lessee's insurers to defend such claim.

          Section 7.03.  Defense of Claims.  The Lessee or its insurers shall
                         -----------------
have the right (in each such case at the Lessee's sole expense) to investigate, defend (and control the defense of) any such claim for which indemnification is sought pursuant to this Article 7 and each Indemnitee shall cooperate with the Lessee or its insurers with respect thereto, provided that, without limiting the
                                             -------- ----
right of the Lessee's insurers to assume and control the defense of or to compromise, any such claim, the Lessee shall not be entitled to assume and control the defense of or compromise any such claim (A) during the continuance of any Specified Default, (B) if an actual or potential material conflict of interest exists making it advisable in the good faith opinion of such Indemnitee (on the basis of prevailing standards of professional responsibility) for such Indemnitee to be represented by separate counsel or if such proceeding involves the potential imposition of criminal liability on such Indemnitee or (C) if such proceeding will involve any non-de minimis risk of the sale, forfeiture or loss of, or the creation of any Lien (other than Permitted Liens) on the Aircraft or the Trust Estate (unless the Lessee posts a bond or other security reasonably acceptable in form and substance to such Indemnitee) or involve any risk of criminal liability to such Indemnitee. Subject to the immediately foregoing sentence, where the Lessee or the insurers under a policy of insurance maintained by the Lessee undertake the defense of an Indemnitee with respect to such a claim, no additional legal fees or expenses of such Indemnitee in connection with the defense of such claim shall be indemnified hereunder unless the fees or expenses were incurred at the written request of the Lessee or such insurers. Subject to the requirement of any policy of insurance applicable to a claim, an Indemnitee may participate at its own expense at any judicial proceeding controlled by the Lessee or its insurers pursuant to the preceding provisions, to the extent that such party's participation does not, in the reasonable opinion of the independent counsel appointed by the Lessee or its insurers to conduct such proceedings, interfere with the defense of such claim; and such participation shall not constitute a waiver of the indemnification provided in this Section 7.03. No Indemnitee shall enter into any settlement or other compromise with respect to any claim described in this Section 7.03 without the prior written consent of the Lessee, unless such Indemnitee waives its right to be indemnified under this Article 7 with respect to such claim. The Lessee shall not enter into any settlement or compromise with respect to which the Lessee has not agreed to indemnify such Indemnitee to such Indemnitee's satisfaction or which admits any criminal violation, gross negligence or willful misconduct on the part of any Indemnitee without the prior written consent of such Indemnitee.

          Section 7.04.  Insured Claims.  Notwithstanding any other provision of
                         --------------
this Article 7 to the contrary, in the case of any Expense indemnified by the Lessee hereunder which is covered by a policy of insurance maintained by the Lessee (or a Permitted Sublessee) pursuant to Section 9 of the Lease or otherwise, it shall be a condition of such indemnity with respect to any particular Indemnitee that such Indemnitee shall reasonably cooperate with the insurers in the exercise of their rights to investigate, defend or compromise such claim as may be required to retain the benefits of such insurance with respect to such claim.

          Section 7.05.  Subrogation.  To the extent that an Expense indemnified
                         -----------
by the Lessee under this Article 7 is in fact paid in full by the Lessee and/or an insurer under a policy of insurance maintained by the Lessee, the Lessee and/or such insurer as the case may be shall be subrogated to the extent of such payment to the rights and remedies of the Indemnitee on whose behalf such Expense was paid with respect to the transaction or event giving rise to such Expense (other than the rights and remedies in respect of insurance policies maintained by such Indemnitee and other than the rights of the Trust Company or the Owner Trustee and remedies against the Owner Participant under the Trust Agreement). Should an Indemnitee receive any refund, in whole or in part, with respect to any Expense paid in full by the Lessee hereunder, it shall promptly pay over the amount refunded (but not an amount in excess of the amount Lessee and/or such insurer has paid to such Indemnitee in respect of such Expense) to the Lessee.

          Section 7.06.  Information.  Subject to Section 7.04, Lessee will
                         -----------
provide the relevant Indemnitee with such information, not within the control of such Indemnitee, as is in Lessee's control or is reasonably available to Lessee, which such Indemnitee may reasonably request, and will otherwise cooperate with such Indemnitee, so as to enable such Indemnitee to fulfill its obligations under Section 7.03 and to control or participate in any proceeding to the extent permitted by Section 7.03. The Indemnitee shall supply Lessee with such information, not within the control of Lessee, as is in such Indemnitee's control or is reasonably available to such Indemnitee, which Lessee may reasonably request to control or participate in any proceeding to the extent permitted by Section 7.03.

          Section 7.07.  Survival of Obligations.  The indemnities and
                         -----------------------
agreements of the Lessee provided for in this Article 7 shall survive the expiration or other termination of this Agreement.

          Section 7.08.  Effect of Other Indemnities.  The Lessee's obligations
                         ---------------------------
under this Article 7 shall be those of a primary obligor whether or not the Person indemnified shall also be indemnified with respect to the same matter under the terms of this Agreement, or any other document or instrument, and the Person seeking indemnification from the Lessee pursuant to any provision of this Agreement may proceed directly against the Lessee without first seeking to enforce any other right of indemnification.

          Section 7.09.  Waiver of Certain Claims.  The Lessee hereby waives and
                         ------------------------
releases any Expense now or hereafter existing against any Indemnitee arising out of death or personal injury to personnel of the Lessee, loss or damage to property of the Lessee, or the loss of use of any property of the Lessee, which results from or arises out of the condition, use or operation of the Aircraft during the Term, including, without limitation, any latent or patent defect whether or not discoverable.

          Section 7.10.  Certain Limitations.  The Lessee does not guarantee and
                         -------------------
nothing in the general indemnification provisions of this Article 7 shall be construed as a guarantee (or an indemnification) by the Lessee with respect to the residual value of the Aircraft or any part thereof.

                                  ARTICLE 8.
                               TRANSACTION COSTS

          Section 8.01.  Transaction Costs and Other Costs.
                         ---------------------------------

          (a)  Transaction Costs.  If the transactions contemplated by this
               -----------------
Agreement to occur on the Delivery Date are consummated, the Owner Participant shall pay (or reimburse the Lessee if the Lessee shall have previously made such payment) all fees and expenses of the following persons relating to the transactions contemplated hereby, following receipt by the Owner Participant of appropriate invoices with respect thereto: (i) the reasonable fees and expenses of counsel for Owner Participant; (ii) the reasonable fees and expenses of the respective counsel for the

Lessee, the Owner Trustee, the Manufacturer, the Engine Manufacturer, the Seller and the Deficiency Obligor; (iii) the reasonable fees and expenses of special aviation counsel; (iv) the initial fees and expenses of the Owner Trustee; (v) the fees and expenses of The Seabury Group LLC (the "Lessee Advisor"); (vi) any amounts paid in connection with any appraisal report prepared for the Owner Participant; and (vii) any other amounts approved by the Lessee and the Owner Participant.

          (b)  Continuing Expenses.  The Lessee agrees to pay, as Supplemental
               -------------------
Rent, the continuing fees, expenses and disbursements (including reasonable counsel fees and expenses) of Trust Company and the Owner Trustee, with respect to the administration of the Lease and the Lessor's Estate.

          (c)  Amendments and Supplements.  Without limitation of the foregoing,
               --------------------------
the Lessee agrees to pay, as Supplemental Rent, to the Owner Trustee and
Owner Participant all costs and expenses (including reasonable legal fees and expenses) incurred by any of them in connection with any amendment, supplement, waiver or consent (whether or not entered into) under this Agreement or any other Operative Agreement or document or instrument delivered pursuant to any of them, which amendment, supplement, waiver or consent is required by any provision of any Operative Agreement (including any adjustment pursuant to
Section 3(d) of the Lease) or is requested by the Lessee or necessitated by the action or inaction of the Lessee; provided, however, that the Lessee shall not
                                  --------  -------
be responsible for fees or expenses incurred in connection with the voluntary offer, sale or other transfer (whether pursuant to Section 5.01(c) hereof or otherwise) by the Owner Participant or the Owner Trustee of any interest in the Aircraft, the Lessor's Estate, the Beneficial Interest or the Trust Agreement or any similar interest (and the offeror, seller, or transferor shall be responsible for all such fees and expenses), unless such offer, sale or transfer shall occur (A) pursuant to the exercise of remedies under Section 17 of the Lease, or (B) in connection with the termination of the Lease or action or direction of the Lessee pursuant to Section 8, 13 or 14 of the Lease.

                                  ARTICLE 9.
                            SUCCESSOR OWNER TRUSTEE

          Section 9.01.  Appointment of Successor Owner Trustee.
                         --------------------------------------

          (a)  Resignation and Removal.  The Owner Trustee or any successor
               -----------------------
Owner Trustee may resign or may be removed (with the consent of the Lessee) by the Owner Participant, and a successor Owner Trustee may be appointed and a Person may become Owner Trustee under the Trust Agreement only in accordance with the provisions of Section 8.01 of the Trust Agreement and the provisions of paragraph (b) of this Section 9.01. All reasonable fees and expenses of a successor Owner Trustee appointed in accordance with Section 8.01 of the Trust Agreement and the provisions of paragraph (b) of this Section 9.01 and a co-trustee or separate trustee appointed in accordance with Section 8.02 of the Trust Agreement shall be at Lessee's sole cost and expense.

          (b)  Conditions to Appointment.  The appointment in any manner of a
               -------------------------
successor Owner Trustee pursuant to Section 8.01 of the Trust Agreement shall be subject to the following conditions:

               (i) such successor Owner Trustee shall be a Citizen of the United States;

               (ii) such successor Owner Trustee shall be a bank or a trust company having combined capital, surplus and undivided profits of at least $100,000,000 or a bank or trust company fully guaranteed by a direct or indirect parent thereof having a combined capital, surplus and undivided profits of at least $100,000,000;

               (iii) such appointment shall not violate any provisions of the Transportation Code or any applicable rule or regulation of the applicable regulatory agency or body of any other jurisdiction in which the Aircraft may then be registered or create a relationship which would be in violation of the Transportation Code or any applicable rule or regulation of the applicable regulatory agency or body of any other jurisdiction in which the Aircraft may then be registered;

               (iv) such successor Owner Trustee shall enter into an agreement or agreements, in form and substance reasonably satisfactory to the Lessee and the Owner Participant whereby such successor Owner Trustee confirms that it shall be deemed a party to this Agreement and each other Operative Agreement to which the Owner Trustee is a party and agrees to be bound by all the terms of such documents applicable to the Owner Trustee and makes the representations and warranties contained in Section 5.03 hereof (except that it may be duly incorporated, validly existing and in good standing under the laws of the United States of America or any State thereof); and

               (v) all filings of Uniform Commercial Code financing and continuation statements, filings in accordance with the Transportation Code and amendments thereto shall be made and all further actions taken in connection with such appointment as may be necessary in connection with maintaining the valid and continued registration of the Aircraft in accordance with the Transportation Code.


                                    ARTICLE 10
                      LIABILITIES OF THE OWNER PARTICIPANT

          Section 10.01. Liabilities of the Owner Participant. The Owner
                         ------------------------------------
Participant shall not have any obligation or duty to the Lessee with respect to the transactions contemplated by this Agreement, except those obligations or duties expressly set forth in this Agreement or (to the Lessee only) the Tax Indemnity Agreement or in any other Operative Agreement to which the Owner Participant is a party and the Owner Participant shall not be liable for the performance by any other party hereto of such other party's obligations or duties hereunder.

                                    ARTICLE 11.
                                OTHER DOCUMENTS

          Section 11.01. Consent of Lessee to Other Documents. The Lessee hereby
                         ------------------------------------
consents in all respects to the execution and delivery of the Trust Agreement.


                                  ARTICLE 12
                                    NOTICES

          Section 12.01. Notices. Except as otherwise specifically provided
                         -------
herein, all notices, requests, approvals or consents required or permitted by the terms hereof shall be in writing (it being understood that the specification of a writing in certain instances and not in others does not imply an intention that a writing is not required as to the latter). Any notice shall be effective when received. Any notice shall either be mailed, certified or registered mail, return receipt requested with proper first class postage prepaid, or sent in the form of a telecopy, provided that there is receipt of such notice the next
                    --------
Business Day from an overnight courier service, or by overnight delivery service or delivered by hand. Any notice shall be directed to the Lessee, the Lessor, the Owner Participant or any other party hereto to the respective addresses set forth below or to such other address or telecopy number as any such party may designate pursuant to this Section 12.01:

          (a) if to the Lessee, to its office at 2801 Slater Road, Morrisville, North Carolina 27560, Attention: General Counsel, telephone (919) 595-6009, facsimile (919) 595-1705; or to such other address as the Lessee shall from time to time designate in writing to the Lessor and any Owner Participant;

          (b) if to the Lessor or the Owner Trustee, to its office at One Rodney Square, 920 King Street, Suite 102, Wilmington, Delaware 19801,
Attention: Corporate Trust Administration, telephone (302) 888-7539, facsimile
(302) 888-7544; or to such other address as the Lessor shall from time to time designate in writing to the Lessee, with a copy to the Owner Participant;

          (c) if to the Owner Participant to its office at 3 Summit Park Drive, Suite 200, Cleveland, Ohio 44131, Attention: General Counsel, telephone
(216) 328-8711 facsimile (216) 328-8710; or to such other address as the Owner Participant shall from time to time designate in writing to the Lessee and the Owner Trustee;

                                  ARTICLE 13.
                                   FINANCING

          Section 13.01. Financing. At any time after the Delivery Date, the
                         ---------
Owner Participant may cause the Owner Trustee to assign all or any part of its interest in the Aircraft and/or the Trust Estate to any lender(s) and/or an indenture trustee, acting on behalf of one or more lenders, and Lessee hereby agrees, in connection with any such assignment or contemplated assignment, to execute and deliver a consent and agreement relating thereto containing customary covenants, representations and warranties and all such other documents and instruments (including, without limitation, opinions of counsel and other ancillary documents), and to cooperate generally and in such other ways, as the Owner Participant may reasonably request; provided that (i) such lender(s) and such indenture trustee are reasonably acceptable to Lessee, (ii) such financing documents include a covenant by such lender(s) and indenture trustee, if any, pursuant to which such lender(s) and indenture trustee agree on a full recourse basis that as long as no Event of Default has occurred and is continuing, Lessee's possession and use of the Aircraft shall not be interrupted by such lender or indenture trustee or by any Person claiming through or under such lender(s) or indenture trustee; (iii) no such assignment shall impair the rights and benefits, or increase the burdens or obligations, of Lessee hereunder or under the Lease, including, without limitation, obligations with respect to the payment of Rent or under Section 6.01 or 7.01 hereof; (iv) such financing documents (including opinions of counsel and other ancillary documents) shall otherwise be reasonably satisfactory to Lessee; and (v) all out-of-pocket expenses (including reasonable legal fees and expenses) incurred by Lessee in connection with such assignment shall be reimbursed by the Owner Participant.


                                  ARTICLE 14.
                                 MISCELLANEOUS

          Section 14.01. Counterparts. This Agreement may be executed by the
                         ------------
parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

          Section 14.02. No Oral Modifications. Neither this Agreement nor any
                         ---------------------
of its terms may be terminated, amended, supplemented, waived or modified orally, but only by an instrument in writing signed by the party against which the enforcement of the termination, amendment, supplement, waiver or modification is sought. No such written termination, amendment, supplement, waiver or modification shall be effective unless a signed copy shall have been delivered to and executed by the Owner Trustee. A copy of each such termination, amendment, supplement, waiver or modification shall also be delivered to each other party to this Agreement.

          Section 14.03. Captions. The table of contents preceding this Agreement and the headings of the various Articles and Sections of this Agreement are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions of this Agreement.

          Section 14.04. Successors and Assigns. The terms of this Agreement
                         ----------------------
shall be binding upon, and shall inure to the benefit of, the Lessee and its successors and permitted assigns, the Owner Participant and its successors and permitted assigns, the Owner Trustee and its successors as Owner Trustee (and any additional owner trustee appointed) under the Trust Agreement.

          Section 14.05. Concerning the Owner Trustee. Trust Company is entering
                         ----------------------------
into this Agreement (except to the extent otherwise expressly indicated), not in its individual capacity but solely as Owner Trustee under the Trust Agreement, and except as otherwise expressly provided in this Agreement or in the Lease or the Trust Agreement, Trust Company shall not be personally liable for or on account of its statements, representations, warranties, covenants or obligations under this Agreement; provided, however, that Trust Company accepts the benefits
                      --------  -------
running to it under this Agreement, and agrees that (except as otherwise expressly provided in this Agreement or any other Operative Agreement to which it is a party) it shall be liable in its individual capacity for (a) its own gross negligence or willful misconduct (whether in its capacity as trustee or in its individual capacity), (b) any breach of representations and warranties or any breach of covenants made in its individual capacity pursuant to or in connection with this Agreement or the other Operative Agreements to which it is a party, (c) the failure to use ordinary care in receiving, handling and disbursing funds, (d) Lessor's Liens attributable to it in its individual capacity, and (e) taxes, fees or other charges on, or based on, or measured by, any fees, commissions or compensation received by it in connection with the transactions contemplated by the Operative Agreements.

          Section 14.06. Severability. Any provision of this Agreement which is
                         ------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          Section 14.07. GOVERNING LAW. THIS AGREEMENT IS BEING DELIVERED IN THE
                         -------------
STATE OF NEW YORK, AND SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAWS.

          (b) TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HERETO IRREVOCABLY AGREES, ACCEPTS AND SUBMITS ITSELF TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK IN THE CITY AND COUNTY OF NEW YORK AND OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, IN CONNECTION WITH ANY LEGAL ACTION, SUIT OR PROCEEDING WITH RESPECT TO ANY MATTER RELATING TO OR ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT.

          (c) TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HERETO HEREBY IRREVOCABLY CONSENTS AND AGREES THAT THE SERVICE OF

ANY AND ALL LEGAL PROCESS, SUMMONS, NOTICES AND DOCUMENTS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH SUIT, ACTION OR PROCEEDING MAY BE MADE BY MAILING COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, AT THE ADDRESS SET FORTH PURSUANT TO SECTION 12.01. EACH PARTY HERETO AGREES THAT SERVICE UPON IT, OR ANY OF ITS AGENTS, IN EACH CASE IN ACCORDANCE WITH THIS
SECTION 14.07(c), SHALL CONSTITUTE VALID AND EFFECTIVE PERSONAL SERVICE UPON SUCH PARTY, AND EACH PARTY HERETO HEREBY AGREES THAT THE FAILURE OF ANY OF ITS AGENTS TO GIVE ANY NOTICE OF SUCH SERVICE TO ANY SUCH PARTY SHALL NOT IMPAIR OR AFFECT IN ANY WAY THE VALIDITY OF SUCH SERVICE ON SUCH PARTY OR ANY JUDGMENT RENDERED IN ANY ACTION OR PROCEEDING BASED THEREON.

          (d) EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, AND AGREES NOT TO ASSERT, BY WAY OF MOTION, AS A DEFENSE, OR OTHERWISE, IN ANY LEGAL ACTION OR PROCEEDING BROUGHT HEREUNDER IN ANY OF THE ABOVE-NAMED COURTS, THAT SUCH ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM, THAT VENUE FOR THE ACTION OR PROCEEDING IS IMPROPER OR THAT THIS AGREEMENT OR ANY OTHER OPERATIVE AGREEMENT MAY NOT BE ENFORCED IN OR BY SUCH COURTS.

          (e) TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HERETO HEREBY WAIVES ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION IN ANY COURT IN ANY JURISDICTION BASED UPON OR ARISING OUT OF OR RELATING TO THIS AGREEMENT.

          Section 14.08. Section 1110 Compliance. The parties hereto agree that
                         -----------------------
the transactions contemplated by the Operative Agreements are expressly intended to be, shall be, and should be construed so as to be entitled to the benefits and protection of Section 1110.


                       *               *               *

          IN WITNESS WHEREOF, the parties have caused this Participation Agreement to be executed by their respective, duly authorized officers as of the day and year first written above.

                                        MIDWAY AIRLINES CORPORATION,
                                        as Lessee


                                        By:  /s/ Jonathan S. Waller
                                             --------------------------------
                                             Name: Jonathan S. Waller
                                             Title: Senior Vice President
                                                    General Counsel


                                        ICX CORPORATION,
                                        as Owner Participant


                                        By:  /s/ James T. Lovins
                                             --------------------------------
                                             Name: James T. Lovins
                                             Title: Senior Vice President
                                                    And Treasurer


                                        FIRST UNION TRUST COMPANY, NATIONAL
                                        ASSOCIATION, not in its individual
                                        capacity, except as otherwise expressly
                                        provided herein but solely as Owner
                                        Trustee


                                        By:  /s/ Sterling C. Correia
                                             --------------------------------
                                             Name: Sterling C. Correia
                                             Title: Vice President

                                  APPENDIX A

                             DEFINITIONS [N586ML]


GENERAL PROVISIONS

          The following terms shall have the following meanings for all purposes of the Operative Agreements (as defined below), unless otherwise defined in an Operative Agreement or the context thereof shall otherwise require. In the case of any conflict between the provisions of this Appendix and the provisions of any Operative Agreement, the provisions of such Operative Agreement shall control the construction of such Operative Agreement.

          Unless the context otherwise requires, (i) references to agreements shall be deemed to mean such agreements as amended and supplemented from time to time, and any agreement, instrument or document entered into in substitution or replacement therefor, and (ii) references to parties to agreements shall be deemed to include the successors and permitted assigns of such parties.

          "Additional Insureds" means the Owner Trustee (in its individual and
           -------------------
trust capacities) and the Owner Participant and the directors, officers, members, employees and agents of each of the foregoing.

          "Aeronautical Authority" means as of any time of determination, the
           ----------------------
FAA or other governmental airworthiness authority or such other Person who shall be vested with the supervision of or having jurisdiction over the Aircraft or the Airframe and Engines or engines attached thereto and the registration, operation or other matters relating to aviation with respect thereto under the laws of the country in which the Airframe is then registered.

          "Affiliate" means, with respect to any specified Person, any other
           ---------
Person directly or indirectly controlling 50% or more of any class of voting securities of such Person or otherwise controlling, controlled by or under common control with such Person. For the purposes of this definition, "control" (including "controlled by" and "under common control with") shall mean the power, directly or indirectly, to direct or cause the direction of the management and policies of such Person whether through the ownership of voting securities or by contract or otherwise.

          "After Tax Basis" means on a basis such that any payment to be
           ---------------
received or deemed to be received or receivable by a Person shall be supplemented by a payment or further payments to such Person so that the sum of such payments, after deduction of all Taxes (taking into account any related credits or deductions) resulting from the actual or constructive receipt or accrual of such payments, shall be equal to the payment to be received, utilizing, for this purpose, the highest marginal rate for each such Tax at which the recipient is paying tax for such year.

          "Aircraft" means the Airframe together with the two (2) Engines,
           --------
whether or not any of the Engines may at the time of determination be installed on the Airframe or installed on any other airframe or on any other aircraft.


          "Airframe" means (i) the Canadair Regional Jet Model CL-600-2B19
           --------
Series 200ER aircraft (excluding the Engines and any other engines which may from time to time be installed thereon, but including any and all Parts which may from time to time be incorporated in, installed on or attached to such aircraft, and including any and all such Parts removed therefrom so long as title to such removed Parts remains vested in the Lessor under the terms of
Section 7 of the Lease) originally delivered and leased under the Lease, identified by national registration number and manufacturer's serial number in the Lease Supplement executed and delivered on the Delivery Date, so long as a Replacement Airframe shall not have been substituted therefor pursuant to
Section 8 of the Lease, and (ii) a Replacement Airframe, so long as another Replacement Airframe shall not have been substituted therefor pursuant to
Section 8 of the Lease.

          "Applicable Law" means all applicable laws, treaties, judgments,
           --------------
decrees, injunctions, writs and orders of any court, governmental agency or authority and rules, regulations, orders, directives, licenses and permits of any governmental body, instrumentality, agency or authority.

          "Applicable Rate" has the meaning specified in Exhibit B to the Lease.
           ---------------

          "Bankruptcy Code" means Title 11 of the United States Code, as
           ---------------
amended, and any successor thereto.

          "Basic Rent" means the rent payable on Basic Rent Payment Dates
           ----------
throughout the Basic Term for the Aircraft pursuant to Section 3(b) of the Lease and rent payable during any Renewal Term pursuant to Section 13(a) of the Lease.

          "Basic Rent Payment Date" means each date listed under the heading
           -----------------------
"Basic Rent Payment Date" in Exhibit C to the Lease.

          "Basic Term" means the period commencing at the beginning of the day
           ----------
on the Delivery Date and ending at end of the day on the Expiration Date, or such earlier date on which the Lease shall be terminated as provided therein.

          "Beneficial Interest" means the interest of the Owner Participant
           -------------------
under the Trust Agreement.

          "Bills of Sale" means the FAA Bill of Sale and the Warranty Bill of
           -------------
Sale.

          "Business Day" means any day other than a Saturday or Sunday or other
           ------------
day on which commercial banks are authorized or required by law to close in New York City, Charlotte, North Carolina and Wilmington, Delaware.

          "Citizen of the United States" means a citizen of the United States as
           ----------------------------
defined in (S)40102(a)(15) of the Transportation Code, or any analogous part of any successor or substituted legislation or regulation at the time in effect.

          "Code" means the United States Federal Internal Revenue Code of 1986,
           ----
as amended from time to time, or any similar legislation of the United States enacted to supersede, amend, or supplement such Code (and any reference to a provision of the Code shall refer to any successor provision(s), however designated).

          "Commitment" shall have the meaning given such term in Section 2.01(c)
           ----------
of the Participation Agreement.

          "CRAF Program" has the meaning specified in Section 5(b)(vii) of the
           -------------
Lease.

          "Default" means any event or condition which, with the lapse of time
           -------
or the giving of notice, or both, would constitute an Event of Default.

          "Deficiency Agreement" has the meaning given to such term in the
           --------------------
recitals of the Participation Agreement.

          "Deficiency Obligor" has the meaning given to such term in the
           ------------------
recitals of the Participation Agreement.

          "Delivery Date" means the date on which the Aircraft is delivered and
           -------------
sold to the Lessor and leased by the Lessor to the Lessee under the Lease, which date shall be the date of the initial Lease Supplement.

          "Dollars", "Dollar" and "$" means dollars in lawful currency of the
           -------    ------       -
United States.

          "DOT" means the United States Department of Transportation or any
           ---
successor thereto.

          "EBO Date" has the meaning given to such term in Exhibit B to the
           --------
Lease.

          "EBO Amount" has the meaning given to such term in Exhibit B to the
           ----------
Lease.

          "Engine" means (A) each of the two General Electric CF34-3B1 Series
           ------
200 engines originally delivered and leased under the Lease, identified by manufacturer's serial number in the Lease Supplement executed and delivered on the Delivery Date, so long as a Replacement Engine shall not have been substituted therefor pursuant to Section 7(e) of the Lease, and (B) a Replacement Engine, so long as another Replacement Engine shall not have been substituted therefor pursuant to Section 7(e) of the Lease, whether or not such engine or Replacement Engine, as the case may be, is from time to time installed on the Airframe or installed on any other aircraft, and including in each case all Parts incorporated or installed in or attached thereto and any and all Parts removed therefrom so long as title to such Parts remains vested in the Lessor under the terms of Section 7 of the Lease. The term "Engines" means, as of any date of determination, the two engines each of which
 -------
is an Engine on that date.

          "Engine Manufacturer" means General Electric Company, a New York
           -------------------
corporation.

          "Engine Manufacturer's Consent" means the Engine Manufacturer's
           -----------------------------
Consent and Agreement [N586ML], dated as of December 10, 1999, from the Engine Manufacturer.

          "Engine Warranty Assignment" means the Engine Warranty Assignment
           --------------------------
[N586ML], dated as of December 10, 1999, between Lessee and Owner Trustee.

          "ERISA" means the Employee Retirement Income Security Act of 1974 and
           -----
any regulations and rulings issued thereunder all as amended and in effect from time to time.

          "ERISA Plan" means, individually or collectively, an employee benefit
           ----------
plan, as defined in Section 3(3) of ERISA, which is subject to Title I of ERISA or any applicable regulation thereunder or a plan or individual retirement account which is subject to Section 4975(c) of the Code;

          "Event of Default" has the meaning given to such term in Section 16 of
           ----------------
the Lease.

          "Event of Loss" means any of the following events with respect to the
           -------------
Aircraft, the Airframe or any Engine:

          (i) any theft, hijacking or disappearance of such property for a period of 60 consecutive days or more or, if earlier for a period that extends until the end of the Term;

          (ii) destruction, damage beyond economic repair or rendition of such property permanently unfit for normal use for any reason whatsoever;

          (iii) any event which results in an insurance settlement with respect to such property on the basis of an actual, constructive or compromised total loss;

          (iv) with respect to the Airframe only, requisition of use of such property by any foreign government or purported government or any agency or instrumentality thereof (other than the Government), for a period in excess of 180 consecutive days or such shorter period ending on the expiration of the Term;

          (v) with respect to the Airframe only, requisition of use of such property by the Government for a period extending beyond the Term;

          (vi) condemnation, confiscation or seizure of, or requisition of title of such property by any foreign government or purported government or any agency or instrumentality thereof or by the Government, for a period in excess of 60 consecutive days or such shorter period ending on the expiration of the Term;

          (vii) as a result of any law, rule, regulation, order or other action by the Aeronautical Authority, the use of the Aircraft or Airframe in the normal course of air transportation shall have been prohibited by virtue of a condition affecting all Canadair Regional Jet Series 200ER aircraft equipped with engines of the same make and model as the Engines for a period of 6 consecutive months (or beyond the end of the Term), unless the Lessee, prior to the expiration of such 6-month period, shall be diligently carrying forward all necessary and desirable steps to permit normal use of the Aircraft and shall within such 6-month period have conformed at least one Canadair Regional Jet Series 200ER aircraft (but not necessarily the Aircraft) to the requirements of any such law, rule, regulation, order or action, and shall be diligently pursuing conformance of the Aircraft in a non-discriminatory manner provided that, notwithstanding the foregoing, if such normal use of such property subject to the Lease shall be prohibited for a period more than 12 consecutive months or, if earlier, at the end of the Term, an Event of Loss shall be deemed to have occurred; and

          (viii) with respect to an Engine only, the requisition or taking of use thereof by any government, and any divestiture of title or ownership deemed to be an Event of Loss with respect to an Engine under Section 5(b)(iii) or 5(b)(vi) of the Lease.

The date of such Event of Loss shall be (aa) the 61st day following loss of such property or its use due to theft or disappearance (or the end of the Term if earlier); (bb) the date of any destruction, damage beyond economic repair or rendition of such property permanently unfit for normal use; (cc) the date of any insurance settlement on the basis of an actual, constructive or compromised total loss; (dd) the 181st day following requisition of use of such property by any foreign government or purported government or any agency or instrumentality thereof referred to in clause (iv) above, or the end of the Term if earlier than such 181/st/ day; (ee) the 61st day following condemnation, confiscation or seizure of, or requisition of title of such property by any foreign government or purported government or any agency or instrumentality thereof referred to in clause (vi) above or the Government or the end of the Term if earlier than such 61st day; (ff) the last day of the Term in the case of requisition of use of such property by the Government; and (gg) the last day of the applicable period referred to in clause (vii) above (or if earlier, the end of the Term). An Event of Loss with respect to the Aircraft shall be deemed to have occurred if any Event of Loss occurs with respect to the Airframe. An Event of Loss with respect to an Engine shall not be an Event of Loss in respect of the Airframe.

     "Expenses" has the meaning given to such term in Section 7.01(a) of the
      --------
Participation Agreement.

     "Expiration Date" means the date specified as such in the Lease Supplement
      ---------------
executed and delivered on the Delivery Date.

     "FAA Bill of Sale" means (A) the bill of sale for the Airframe on AC Form
      ----------------
8050-2, or such other form as may be approved by the Aeronautical Authority, executed by the Seller in favor of the Owner Trustee and to be dated the Delivery Date, and (B) a bill of sale for a

Replacement Airframe on AC Form 8050-2, or such other form as may be approved by the Aeronautical Authority, executed by the seller thereof in favor of the Owner Trustee.

     "Fair Market Rental Value" or "Fair Market Sales Value" of the Airframe or
      ------------------------      -----------------------
any Engine shall mean the value that would be obtained in an arms'-length transaction between an informed and willing lessee-user or buyer-user (other than a lessee currently in possession or a used equipment dealer) under no compulsion to lease or buy, as the case may be, and an informed and willing lessor or seller, as the case may be, under no compulsion to lease or sell, as the same shall be specified by agreement between the Lessor and the Lessee or, if not agreed to by the Lessor and the Lessee within a period of 15 days after either party requests a determination, then as specified in an appraisal prepared and delivered in New York City mutually agreed to by two recognized independent aircraft appraisers, one of which shall be appointed by the Lessor and the other of which shall be appointed by the Lessee, or, if such appraisers cannot agree on such appraisal, an appraisal arrived at by a third independent recognized appraiser chosen by the mutual consent of the two aircraft appraisers. If either party should fail to appoint an appraiser within 15 days of receiving notice of the appointment of an appraiser by the other party, then such appraisal shall be made by the appraiser appointed by the first party. If the two appraisers cannot agree on such appraisal and fail to appoint a third independent recognized aircraft appraiser within 15 days after the appointment of the second appraiser, then either party may apply to the American Arbitration Association to make such appointment. The appraisal shall be completed within 30 days of the appointment of the last appraiser appointed. In determining Fair Market Rental Value or Fair Market Sales Value by appraisal or otherwise, it will be assumed that the Aircraft, Airframe or Engine is in the condition, location and overhaul status in which it is required to be returned to the Lessor pursuant to Section 12 of the Lease and that the Lessee has removed all Parts which it is entitled to remove pursuant to Section 7 of the Lease and that the Aircraft is not encumbered by the Lease. Except as otherwise expressly provided in the Lease, all appraisal costs will be shared equally by the Lessor and the Lessee; provided that if the Lessee elects not to renew the Lease or
                --------
purchase the Aircraft following the conclusion of such appraisal, the Lessee shall pay all appraisal costs. Notwithstanding the foregoing, for purposes of
Section 17 of the Lease, the "Fair Market Rental Value" or "Fair Market Sales Value" of the Aircraft, the Airframe or any Engine, shall be determined on an "as is, where is" basis and shall take into account customary brokerage and other out-of-pocket fees and expenses which typically would be incurred in connection with a re-lease or sale of the Aircraft, the Airframe or any Engine. Any such determination pursuant to Section 17 of the Lease shall be made by a recognized independent aircraft appraiser selected by Lessor and the costs and expenses associated therewith shall be borne by Lessee, unless Lessor does not obtain possession of the Aircraft, Airframe and Engines pursuant to Section 17 of the Lease, in which case an appraiser shall not be appointed and Fair Market Rental Value and Fair Market Sales Value for purposes of Section 17 of the Lease shall be zero.

     "Fair Market Value Renewal Term" has the meaning given to such term in
      ------------------------------
Section 13(a) of the Lease.

     "Federal Aviation Administration" or "FAA" means the United States Federal
      --------------------------------     ---
Aviation Administration and any successor agency or agencies thereto.

     "Fixed Renewal Term" has the meaning given to such term in Section 13(a) of
      ------------------
the Lease.

     "Government" means the United States of America or an agency or
      ----------
instrumentality thereof the obligations of which bear the full faith and credit of the United States of America.

     "Indemnitee" means each of Trust Company, in its individual capacity and as
      ----------
Owner Trustee, the Owner Participant, and each Affiliate, officer, director, employee, agent, servant, successor and permitted assigns of any of the foregoing Persons.

     "Lease" means the Lease Agreement [N586ML], dated as of December 10, 1999
      -----
between the Owner Trustee and the Lessee.

     "Lease Supplement" means any Lease Supplement, substantially in the form of
      ----------------
Exhibit A to the Lease, entered into between the Lessor and the Lessee for the purpose of leasing the Aircraft under and pursuant to the terms of the Lease, including any amendment thereto entered into subsequent to the Delivery Date.

     "Lessee" means Midway Airlines Corporation, a Delaware corporation, and its
      ------
successors and permitted assigns.

     "Lessee Documents" means the Operative Agreements to which the Lessee is a
      ----------------
party.

     "Lessor" means First Union Trust Company, National Association, a national
      ------
banking association, not in its individual capacity but solely as Owner Trustee under the Trust Agreement, and its successors and permitted assigns.

     "Lessor's Cost" has the meaning given to such term in Exhibit B of the
      -------------
Lease.

     "Lessor's Estate" means all estate, right, title and interest of the Owner
      ---------------
Trustee in and to the Aircraft, and Engines and the Operative Agreements (other than the Tax Indemnity Agreement) including, without limitation, all amounts of Rent, insurance proceeds and requisition, indemnity or other payments of any kind.

     "Lessor's Liens" means Liens against, on or with respect to the Aircraft,
      --------------
any Engine, the Lessor's Estate or any part thereof, title thereto or any interest therein arising as a result of (i) claims against or affecting the Lessor, in its individual capacity or as Owner Trustee, or the Owner Participant, in each case not related to the Operative Agreements or the transactions contemplated thereby, (ii) acts or omissions of the Lessor in its individual capacity or as Owner Trustee, or of the Owner Participant not permitted under the terms of the Operative Agreements, (iii) Taxes or Expenses imposed against the Lessor, in its individual capacity or as Owner Trustee, Owner Participant, Lessor's Estate or the trust created by the Trust Agreement which are not required to be indemnified against by the Lessee pursuant to Articles 6 or 7 of the Participation Agreement (other than pursuant to Section 6.01(b)(x) or 7.01(b)(vii)) and which are not required to be indemnified against by the Lessee pursuant to the Tax Indemnity Agreement, or (iv) claims against the Lessor, in its individual capacity or as Owner Trustee, or the Owner Participant arising from the transfer by the Lessor or the Owner Participant of its interests in the

Aircraft or any Engine other than a transfer of the Aircraft or any other portion of the Lessor's Estate pursuant to Section 5(b), 7(b), 7(c), 7(d), 7(e), 8, 12(b), 13(b), 14(a) or 17 of the Lease and other than a transfer pursuant to the exercise of the remedies set forth in Section 17 of the Lease.

     "Lien" means any mortgage, pledge, lien, charge, encumbrance, lease,
      ----
security interest, claim, or other similar interest of any nature whatsoever.

     "Manuals and Technical Records" has the meaning set forth in Section 5(d)
      -----------------------------
of the Lease.

     "Manufacturer" means Bombardier Inc., a Canadian corporation, and its
      ------------
successors and permitted assigns.

     "Material Adverse Change" means, with respect to any Person, any event,
      -----------------------
condition or circumstance that materially and adversely affects such Person's business or consolidated financial condition.

     "Minimum Liability Amount" has the meaning given to such term in Exhibit B
      ------------------------
to the Lease.

     "Net Economic Return" means the Owner Participant's nominal after-tax book
      -------------------
yield (utilizing the multiple investment sinking fund method of analysis), computed through the EBO Date and the Expiration Date on the basis of the same methodology, constraints and assumptions as were utilized by the initial Owner Participant in determining Basic Rent percentages and Termination Value percentages as of the Delivery Date; provided, that, if the initial Owner
                                     --------
Participant shall have transferred its interest, Net Economic Return shall be calculated as if the initial Owner Participant had retained its interest.

     "Non-U.S. Person" means any Person other than a U.S. Person.
      ---------------

     "Officer's Certificate" means as to any company a certificate signed by a
      ---------------------
Responsible Officer of such company.

     "Operative Agreements" means the Participation Agreement, the Trust
      --------------------
Agreement, the Deficiency Agreement, the Residual Agreement, the Return Condition Agreement, the FAA Bill of Sale, the Warranty Bill of Sale, the Purchase Agreement, the Purchase Agreement Assignment, the Engine Warranty Assignment, the PAA Consent, the Engine Manufacturer's Consent, the Lease, each Lease Supplement, any Owner Participant Guaranty and the Tax Indemnity Agreement.

     "Owner Participant" means ICX Corporation, an Ohio corporation and its
      -----------------
successors and permitted transferees and assigns.

     "Owner Participant Guarantor" means the provider of an Owner Participant
      ---------------------------
Guaranty.

     "Owner Participant Guaranty" means any guaranty delivered or to be
      --------------------------
delivered to support the obligations of the Owner Participant under the Operative Agreements in connection with the transfer by the Owner Participant of the Beneficial Interest.

     "Owner Trustee" means the Trust Company, not in its individual capacity
      -------------
except as otherwise expressly stated, but solely as trustee under the Trust Agreement, and its successors and permitted assigns.

     "PAA Consent" means the Aircraft Manufacturer's Consent and Agreement
      -----------
[N586ML], dated as of December 10, 1999, from the Manufacturer.

     "Participation Agreement" means the Participation Agreement [N586ML], dated
      -----------------------
as of December 10, 1999, among the Lessee, the Owner Trustee not in its individual capacity except as otherwise expressly provided therein, but solely as owner trustee and the Owner Participant.

     "Parts" means any and all appliances, parts, instruments, components,
      -----
appurtenances, accessories, furnishings, seats, and other equipment of whatever nature (other than complete Engines or engines and temporary replacement parts as provided in Section 8 of the Lease and cargo containers) which may from time to time be incorporated or installed in or attached to any Airframe or any Engine, exclusive of any items leased by the Lessee from third parties and not required in the navigation of the Aircraft.

     "Past Due Rate" means a rate per annum identified in Exhibit B to the
      -------------
Lease.

     "Permitted Air Carrier" means (a) any Section 1110 Person and (b) any
      ---------------------
foreign air carrier that is principally based in any foreign country listed on Exhibit E to the Lease, except those that do not maintain normal diplomatic relations with the United States, are involved in internal or external war or military conflict or is a country with which it would constitute a breach of applicable U.S. law for the Lessor or Owner Participant to engage directly or indirectly in business, and provided that in each case, such Person is not the subject of bankruptcy or similar proceedings.

     "Permitted Investments" means (a) direct obligations of the Government, (b)
      ---------------------
obligations fully guaranteed by the United States of America or any agency or instrumentality thereof, (c) any mutual fund the portfolio of which is limited to obligations of the type described in clauses (a) and (b), (d) certificates of deposit issued by, or bankers' acceptances of, or time deposits or a deposit account with, any bank, trust company, or national banking association incorporated or doing business under the laws of the United States of America or one of the states thereof, having a combined capital and surplus of at least $500,000,000 and having a rating of "A" or better from the Keefe Bank Watch Service, (e) commercial paper issued by companies in the United States which directly issue their own commercial paper and which are doing business under the laws of the United States of America or one of the states thereof and in each case having a rating assigned to such commercial paper by a nationally recognized rating organization in the United States of America equal to the highest rating assigned by such organization, or (f) obligations of the type described in clauses (a), (b), (d), or (e) above, purchased from any bank, trust company, or banking association referred to in clause (d) above pursuant to repurchase agreements obligating such bank, trust company, or banking association to repurchase any such obligation not later than 30 days after the purchase of any such obligation. Unless otherwise specified in writing by the Owner Trustee, all such Permitted Investments shall mature not later than 30 days from the date of purchase.

     "Permitted Lien" has the meaning given to such term in Section 10 of the
      --------------
Lease.

     "Permitted Sublessee" means (a) any Permitted Air Carrier, (b) any airframe
      -------------------
or engine manufacturer, or Affiliate of such a manufacturer, who is domiciled in the United States of America or a country listed on Exhibit E to the Lease or
(c) the Government.

     "Person" means any individual, sole proprietorship, partnership, joint
      ------
venture, joint stock company, trust, unincorporated organization, association, corporation, institution, limited liability company or government (federal, state, local, foreign or any agency, instrumentality, division or body thereof) or other entity of whatever nature.

     "Purchase Agreement" means Bombardier Regional Aircraft Division Purchase
      ------------------
Agreement No. PA-0393 dated September 17, 1997, as amended, between the Lessee and the Manufacturer (including all exhibits thereto, together with all letter agreements entered into that by their terms constitute part of such Purchase Agreement).

     "Purchase Agreement Assignment" means the Purchase Agreement Assignment
      -----------------------------
[N586ML], dated as of December 10, 1999, between Lessee and Owner Trustee.

     "Purchase Price" means an amount equal to Lessor's Cost.
      --------------

     "Reasonable Basis" means that a realistic possibility of success, within
      ----------------
the meaning of ABA Formal Opinion No. 85-352, exists for pursuing such contest.

     "Recovery Period" means "Tax Attribute Period" as defined in the Tax
      ---------------
Indemnity Agreement.

     "Related Tax Indemnitee" means any Affiliate of any Tax Indemnitee.
      ----------------------

     "Renewal Term" has the meaning given to such term in Section 13(a) of the
      ------------
Lease.

     "Rent" means Basic Rent and Supplemental Rent, collectively.
      ----

     "Replacement Aircraft" means any Aircraft of which a Replacement Airframe
      --------------------
is part.

     "Replacement Airframe" means a Canadair Regional Jet Series 200ER series
      --------------------
aircraft or a comparable or improved model of such aircraft of the Manufacturer (except Engines or engines from time to time installed thereon) which shall have become subject to the Lease in accordance with and pursuant to Section 8 thereof.

     "Replacement Closing Date" has the meaning given such term in Section 8(d)
      ------------------------
of the Lease.

     "Replacement Engine" means a General Electric CF34-3B1 Series 200 engine
      ------------------
(or engine of the same manufacturer of a comparable or an improved model and suitable for installation and use on the Airframe), which has a value, utility and remaining useful life at least equal to, and which is in as good operating condition as, the Engine to be replaced thereby (assuming that such Engine being replaced was in the condition required to be maintained in accordance with the Lease), and which shall have become subject to the Lease pursuant to Section 7(e) thereof.

     "Residual Agreement" has the meaning given to such term in the recitals of
      ------------------
the Participation Agreement.

     "Responsible Officer" means, with respect to the Owner Trustee, any officer
      -------------------
in its Corporate Trust Administration, as the case may be, designated by such Person to perform obligations under the Operative Agreements, and with respect to any other party, the President or the Chief Financial Officer or any corporate officer of a party who, in the normal performance of his or her operational responsibilities, with respect to the subject matter of any covenant, agreement or obligation of such party pursuant to any Operative Agreement, would have responsibility for and knowledge of such matter and the requirements of any Operative Agreement with respect thereto.

     "Return Condition Agreement" means the Return Condition Agreement [N586ML],
      --------------------------
dated as of December 10, 1999, between the Manufacturer and the Lessee.

     "SEC" means the Securities and Exchange Commission of the United States and
      ---
any successor agencies or authorities.

     "Section 1110" means 11 U.S.C. (S) 1110 or any successor or analogous
      ------------
section of the federal bankruptcy law in effect from time to time.

     "Section 1110 Person" means a Citizen of the United States who is an air
      -------------------
carrier holding a valid air carrier operating certificate issued pursuant to 49 U.S.C. ch. 447 for aircraft capable of carrying 10 or more individuals.

     "Securities Act" means the Securities Act of 1933, as amended.
      --------------

     "Seller" has the meaning given to such term in Exhibit B to the Lease.
      ------

     "Specified Default" means (a) an event or condition described in Section
      -----------------
16(a), (f), (g) or (h) of the Lease that, after the giving of notice or lapse of time, or both, would become an Event of Default, or (b) any Event of Default.

     "Sublease" means any sublease agreement between the Lessee and a Permitted
      --------
Sublessee as permitted by Section 5(b) of the Lease.

     "Supplemental Rent" means all amounts, liabilities, indemnities and
      -----------------
obligations which the Lessee assumes or agrees to perform or pay under the Lease or under the Participation Agreement or Tax Indemnity Agreement or any other Operative Agreement to the Lessor, the Owner Participant, or others, including payments of Termination Value, EBO Amount, and amounts calculated by reference to Termination Value, all other amounts payable under Section 3(c) of the Lease, and all amounts required to be paid by Lessee under the agreements, covenants, and indemnities contained in the Lease or in the Participation Agreement or the Tax Indemnity Agreement or any other Operative Agreement, but excluding Basic Rent.

     "Tax" or "Taxes" has the meaning set forth in Section 6.01(a) of the
      ---      -----
Participation Agreement.

     "Tax Indemnitee" means each of Trust Company, individually and as Owner
      --------------
Trustee, the Owner Participant and any Affiliate thereof.

     "Tax Indemnity Agreement" means the Tax Indemnity Agreement [N586ML], dated
      -----------------------
as of December 10, 1999 between the Lessee and the Owner Participant.

     "Term" has the meaning given to such term in Section 3(a) of the Lease.
      ----

     "Termination Date" means each date listed in the column entitled
      ----------------
"Termination Date" in Exhibit D to the Lease or, during a Renewal Term or otherwise during any period following the last day of the Term, the second day of each month.

     "Termination Value" means (a) as of any Termination Date during the Basic
      -----------------
Term, the amount determined as set forth in Exhibit D to the Lease for that Termination Date, and (b) during any Renewal Term, the amount for the date involved, determined in accordance with Section 13(a) of the Lease, in either case adjusted as required by Section 3(d) of the Lease.

     "Transaction Costs" means those costs and expenses set forth in Section
      -----------------
8.01(a) of the Participation Agreement.

     "Transportation Code" means Title 49 of the United States Code, subtitle
      -------------------
VII, as amended and in effect on the date of the Lease or as subsequently amended, or any successor or substituted legislation at the time in effect and applicable, and the regulations promulgated pursuant thereto.

     "Trust Agreement" means the Trust Agreement [N586ML], dated as of December
      ---------------
10, 1999, between the Owner Participant and the Trust Company.

     "Trust Company" means First Union Trust Company, National Association, a
      -------------
national banking association, and its successors and permitted assigns.

     "Trust Estate" means the Lessor's Estate.
      ------------

     "Uniform Commercial Code" means the Uniform Commercial Code as in effect
      -----------------------
from time to time in any relevant jurisdiction.

     "United States", "U.S." or "US" means the United States of America.
      -------------    ----      --

     "U.S. Person" means a Person described in (S) 7701(a)(30) of the Code.
      -----------

     "Warranty Bill of Sale" means (A) the full warranty bill of sale covering
      ---------------------
the Aircraft (and specifically referring to each Engine) executed by the Seller in favor of the Owner Trustee and to be dated the Delivery Date, and (B) a full warranty bill of sale covering a Replacement Aircraft (and specifically referring to each Engine) executed by the seller thereof in favor of the Owner Trustee.

                                                                 Exhibit A to
                                                     the Participation Agreement
                                                     ---------------------------


                          FORM OF GUARANTY AGREEMENT


                                                      [DATE]

     Re: Midway Airlines Corporation - One Canadian Regional Jet Series 200 ER Aircraft Bearing Registration No. [N586ML]
          ---------------------------------------------------------------------

Ladies and Gentlemen:

     Reference is made to that certain Assignment and Assumption Agreement dated as of _______________ (the "Assignment Agreement") by and between
                            --------------------
_______________ ("Assignor") and _______________ ("Assignee").  Assignee is a
                  --------                         --------
direct or indirect subsidiary of the undersigned, _____________________, a ____________ ("Guarantor"). Except as otherwise noted herein, all capitalized
               ---------
terms used herein shall have the respective defined meanings set forth in that certain Participation Agreement [N586ML] (the "Participation Agreement"), dated
                                               -----------------------
as of December 10, 1999 among (a) Midway Airlines Corporation, a Delaware corporation ("Lessee"); (b) ICX Corporation, an Ohio corporation ("Owner
              ------                                               -----
Participant"); (c) First Union Trust Company, National Association, a national
-----------
banking association, not in its individual capacity, except as expressly provided therein, but solely as Owner Trustee ("Owner Trustee"); (each of the
                                                -------------
Lessee and the Owner Trustee, together with its successors and permitted assigns, a "Guaranteed Party").
            ----------------

     In connection with the transactions contemplated by the Assignment Agreement, Guarantor represents and warrants to, and covenants with, each Guaranteed Party, as follows:

1. Ownership of Assignee. Assignee is a direct or indirect subsidiary of
   ---------------------
Guarantor.

2. Representations and Warranties. Guarantor represents and warrants that
   ------------------------------
Guarantor is duly organized and validly existing in good standing under the laws of _____________. The execution, delivery and performance of this Guaranty Agreement are within Guarantor's power and authority, have been duly authorized by all necessary corporate action on the part of the Guarantor and do not contravene the charter or the by-laws of Guarantor or any indenture, mortgage, credit agreement, note, long-term lease or other material agreement to which Guarantor is a party or by which Guarantor is bound, and this Guaranty Agreement constitutes a legal, valid and binding obligation of Guarantor, enforceable against Guarantor in accordance with its terms.

3. Submission to Jurisdiction, Etc. Guarantor hereby agrees to be bound, to the
   -------------------------------
same extent Owner Participant is bound, by the provisions of Section 14.07 of the Participation Agreement, which are incorporated herein by reference as if fully set forth herein.

4. Undertakings.
   ------------

     (a)Guarantor hereby unconditionally and irrevocably guaranties not merely as surety but as primary obligor, the due and punctual: (i) performance by Assignee of all of the obligations of the "Owner Participant" under the Operative Agreements assumed by Assignee under the Assignment Agreement; (ii) payment of any and all sums which are payable by the Owner Participant pursuant to any of' the Operative Agreements which payment obligations were assumed by Assignee under the Assignment Agreement; and (iii) performance of, observance of and compliance with all other obligations, covenants and undertakings and representations and warranties of, or made by, Assignee in the Assignment Agreement or the Owner Participant contained in or arising under the Operative Agreements and assumed by Assignee under the Assignment Agreement (such payments and other obligations referred to in this Section 4(a) hereinafter referred to as the "Obligations"). Guarantor agrees that it will not use the assets of any
        -----------
ERISA Plan to fund its payment obligations hereunder.

     (b)Guarantor agrees that this Guaranty Agreement is an unconditional and absolute guaranty of payment and performance (not merely collectability), that its undertakings hereunder are not contingent upon any Guaranteed Party bringing any action against Assignee or resorting to any security and hereby expressly waives any claim that its undertakings hereunder are so contingent.

     (c)Guarantor irrevocably waives promptness, diligence, demand, and all notices whatsoever as to the Obligations guaranteed hereby, and any other circumstances which might otherwise constitute a defense available to it, or a discharge of it (other than the defense of payment or performance), and agrees that it shall not be required to consent to or receive any notice of any amendment or modification of, or waiver, consent or extension with respect to, the Participation Agreement or the other Operative Agreements to which Assignee is a party that may be made or given as provided herein or otherwise.

     (d)Guarantor further agrees to pay all expenses (including, without limitation, all fees and disbursements of counsel) that may be paid or incurred by any Guaranteed Party in enforcing any rights with respect to, or collecting, any or all of the Obligations and/or enforcing any rights with respect to, or collecting against, the Guarantor under this Guaranty Agreement.

     (e)Guarantor understands and agrees that its obligations hereunder shall be construed as continuing, absolute and unconditional without regard to (i) the validity, regularity or enforceability of any Operative Agreement, any of the Obligations or any collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by any Guaranteed Party, (ii) any defense, set-off or counterclaim (other than a defense of payment or performance) that may at any time be available to or be asserted by the Assignee against any Guaranteed Party, or (iii) any other instances whatsoever (with or without notice to or knowledge of the Assignee or the Guarantor) that constitutes, or might be construed to constitute, an equitable or legal discharge of Assignee for the Obligations, or of Guarantor under this Guaranty Agreement, in bankruptcy or in any other instance.

     5. No Discharge. The obligation of Guarantor hereunder will not be
        ------------
discharged by: (a) any extension or renewal with respect to any obligation of Assignee, as Owner Participant, under the Operative Agreements; (b) any modification of, or amendment or supplement to, any such agreement; (c) any furnishing or acceptance of additional security or any release of any security;
(d) any waiver, consent or other action or inaction or any exercise or non-exercise of any right, remedy or power with respect to Assignee, or any change in the structure of Assignee; (e) any insolvency, bankruptcy, reorganization, arrangement, composition, liquidation, dissolution or similar proceedings with respect to Assignee; (f) except as provided in Section 6 any change in ownership of the shares of capital stock of Guarantor or Assignee; or (g) any other occurrence whatsoever, except payment in full of all amounts payable by Assignee, as Owner Participant, under the Operative Agreements and performance in full of all Obligations of Assignee, as Owner Participant, in accordance with the terms and conditions of the Operative Agreements.

     6. Transfers. The Guarantor may assign, convey or otherwise transfer its
        ---------
obligations hereunder to any other Person (hereinafter referred to as the

"Transferee Guarantor"), provided that (a) the Transferee Guarantor enters into
---------------------
an agreement substantially in the form of this Guaranty Agreement and (b) the Transferee Guarantor meets the requirements of Section 5.01(c) of the Participation Agreement relating to a "guarantor". If pursuant to Section 5.01(c) of the Participation Agreement or the preceding sentence, a new guaranty shall be delivered or the obligations of the Guarantor shall be transferred, the Transferee Guarantor shall deliver an opinion or opinions of counsel substantively similar to the form of opinion attached to the Participation Agreement as Exhibit B-3 to the effect that the obligations incurred by the Transferee Guarantor pursuant hereto constitute the legal, valid, binding and enforceable obligations of such Transferee Guarantor. Upon the satisfaction by the Guarantor of the conditions set forth in this Section 6, the Guarantor shall be released and discharged of any and all further obligations under this Guaranty Agreement.

     7. Reinstatement. Guarantor agrees that this Guaranty Agreement shall be
        -------------
automatically reinstated with respect to any payment made prior to the termination of this Guaranty Agreement by or on behalf of Assignee pursuant to the Participation Agreement or the other Operative Agreements to which Assignee is a party if and to the extent that such payment is rescinded or must be otherwise restored, whether as a result of any proceedings in bankruptcy or reorganization or otherwise.

     8. No Subrogation. Notwithstanding any payment or payments made by
        --------------
Guarantor hereunder or any set-off or application of funds of Guarantor by any Guaranteed Party, Guarantor shall not be entitled to be subrogated to any of the rights of Guaranteed Party against Assignee or any collateral, security or guarantee or right of set-off held by any Guaranteed Party for the payment of the Obligations, nor shall Guarantor seek or be entitled to seek any reimbursement from the Assignee in respect of payments made by Guarantor hereunder, until all amounts and performance owing to the Guaranteed Parties by Assignee on account of the Obligations are paid and performed in full.

     9. Severability. Any provision of this Guaranty Agreement that is
        ------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     10. Miscellaneous. This Guaranty Agreement shall: (a) be binding upon
         -------------
Guarantor, its successors and assigns; (b) inure to the benefit of, and be enforceable by, the Guaranteed Parties but shall not, and is not intended to, create rights in any other third parties; (c) not be waived, amended or modified without the written consent of each of the Guaranteed Parties; (d) be governed by and construed in accordance with, the internal laws of the State of New York, and
(e) remain in full force and effect until the earlier of (i) payment in full of all sums payable by Assignee, as Owner Participant, under the Assignment Agreement and the Operative Agreements and by Guarantor hereunder, and performance in full of all other Obligations of Assignee, as Owner Participant, under the Assignment Agreement and the Operative Agreements and (ii) the compliance by Guarantor with Section 6. All notices to, requests of, demands on and other communications with Guarantor shall be made in writing and shall be personally delivered, sent by facsimile or telecommunication transmission (which in either case provides written confirmation to the sender of its delivery) or sent by registered or certified mail, postage prepaid, or by prepaid courier service to Guarantor at:
_______________________________________________, Attention:____________________,
telephone (___) __________] facsimile [(___)__________].

     IN WITNESS WHEREOF, the undersigned has caused this instrument to be duly executed this ______ day of _________________________.


                                   [GUARANTOR]


                                   By:  ___________________________________
                                        Name:
                                        Title:

                                                                  Exhibit B to
                                                     the Participation Agreement
                                                     ---------------------------

                                FORM OF OPINION
                                                                          [Date]

To Each of the Persons Named
on the Attached Schedule I:
---------------------------

     Re: Midway Airlines Corporation - One Canadian Regional Jet Series 200 ER Aircraft Bearing Registration No. [N586ML]
          ---------------------------------------------------------------------

Ladies and Gentlemen:

          As counsel to ____________________, a __________________ ("Assignee"),
I advise you as follows in connection with the Assignment and Assumption Agreement dated as of ______________ __, ____ (the "Assignment Agreement") between Assignee and ______________, a ____________ ("Assignor"), and the transactions contemplated thereby. Capitalized terms used herein and not defined herein shall have the respective meanings attributed thereto in the Assignment Agreement. This opinion is being furnished to you pursuant to the request of Assignee and Section 5.01(c)(v) of the Participation Agreement.

          I have, or an attorney under my supervision has, examined the Assignment Agreement. I have, or an attorney under my supervision has, also examined the originals, or certified, conformed, photocopied or telecopied copies of such corporate records, certificates, instruments and other documents as I have deemed necessary or appropriate to enable me to render the opinions expressed herein. In all such examinations, I have assumed the genuineness of signatures on original documents (other than those of Assignee) and the conformity to such original documents of all copies submitted to me as certified, conformed, photocopied or telecopied copies, and as to certificates and telegraphic and telephonic confirmations given by public officials, I have assumed the same to have been properly given and to be accurate. As to all matters of fact material to my opinions, I have, when relevant facts were not independently established, relied upon statements, representations and warranties contained in the Assignment Agreement and upon the statements and certificates furnished to me.

          In addition, in rendering the opinions expressed herein I have assumed that the Assignment Agreement has been duly authorized, executed, authenticated and delivered by Assignor and constitutes the legal, valid and binding obligation of Assignor, enforceable against Assignor in accordance with its terms, Assignor has the requisite power, authority and legal right to enter into and perform its respective obligations under the Assignment Agreement and the transactions provided for in the Assignment Agreement are not within the prohibitions of Section 406 of the Employee Retirement Income Security Act of 1974, as amended or Section 4975 of the Internal Revenue Code of 1986, as amended.

A. Based upon the foregoing and subject to the limitations expressed in paragraph B below, I am of the opinion that:

     1. Assignee is a ____________ duly organized, validly existing and in good
standing under the laws of [                   ] and has full corporate power
and authority to execute, deliver and perform the Assignment Agreement.

     2. The Assignment Agreement has been duly authorized, executed and delivered by Assignee.

     3. Neither the execution and delivery of the Assignment Agreement by Assignee, nor the consummation by Assignee of the transactions contemplated thereby and by the Operative Agreements, conflicts with, results in a breach of or violates any of the terms, conditions or provisions of A. the [Certificate] [Articles] of Incorporation or By-laws of the Assignee, B. to the best of my knowledge, any order, writ, injunction or decree of any court or governmental authority against the Assignee or by which the Assignee or any of its properties is bound or (iii) to the best of my knowledge, any indenture, mortgage or contract or other material agreement or instrument to which Assignee is a party or by which it or any of its properties is bound or constitutes a default thereunder.

     4. To the best of my knowledge, there are no actions, suits or proceedings pending or threatened before any court of administrative agency or arbitrator which would materially adversely affect the ability of Assignee to perform its obligations under the Assignment Agreement and the Operative Agreements.

     5. The Assignment Agreement constitutes a legal, valid and binding obligation of Assignee enforceable against Assignee in accordance with the terms thereof, except as the enforceability thereof may be limited by (a) general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law), (b) applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and (c) public policy considerations (in the case of any indemnity provisions contained therein).

     6. Except for filings with the Federal Aviation Administration, neither the execution and delivery by Assignee of the Assignment Agreement, nor the consummation by Assignee of any of the transactions contemplated thereby or by the Operative Agreements, (a) requires the consent or approval of, the giving of notice to, or the registration or filing with, or the taking of any action with respect to, any governmental authority or agency of the United States or (b) violates any law, governmental rule or regulation of the United States or the
State of [       ].

B. I am qualified to practice law in the State of [       ] and I express
no opinion as to any laws other than the laws of the State of [        ],
the General Corporation Law of the State of [        ] and the federal
laws of the United States of America. I express no opinion herein as to (i) any federal or state securities laws, (ii) any tax laws or (iii) any aviation law or other laws, statutes, rules or regulations applicable due to the particular nature of the equipment subject to the Lease. In addition, no opinion is expressed as to matters governed by Title 49 of the United States Code, as amended, or by any other law, statute, rule or regulation or the United States relating to the acquisition, ownership, registration, use, operation, maintenance, repair, replacement or sale of or the nature of aircraft. Further, no opinion is expressed as to title to any part of the Trust Estate. In addition, I express no opinion as to the perfection or priority of any security interests or as to the right, title or interest in or to the Trust Estate on the part of any Person.

          This opinion is furnished by me for your sole benefit, and no other person or entity is entitled to rely on this opinion without my express written consent. This opinion may not be published or reproduced in any manner or distributed or circulated to any person or entity without my express written consent. This opinion is limited to the matters stated herein, and no opinion is implied or may be inferred beyond the matters expressly stated herein.

                                        Very truly yours,

                                  SCHEDULE I
                                  ----------

Midway Airlines Corporation

ICX Corporation

First Union Trust Company, National Association, as Owner Trustee